As filed with the Securities and Exchange Commission on April 25, 2025.

Registration Nos. 333-250190
811-08946

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	O
Post-Effective Amendment No. 11	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 884 (Check appropriate box or boxes)	X

SEPARATE ACCOUNT A
(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3011
(Depository’s Telephone Number, including Area Code)

Alison Ryan

Assistant Vice President and Managing Assistant General Counsel II
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

O immediately upon filing pursuant to paragraph (b) of Rule 485
X on May 1, 2025 pursuant to paragraph (b) of Rule 485
O 60 days after filing pursuant to paragraph (a)(1) of Rule 485
O on ________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

O This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Supplement dated May 1, 2025 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2025 for the Pacific Quest individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Quest variable annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Prospectus Supplement. If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectus or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing the variable annuity product name “Pacific Quest” or by searching the Contract file number “333-250190”- under SEARCH FILINGS - more search options.

We are issuing this Supplement to update the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the Initial Summary Prospectus, taking into account the current fees for the optional benefits disclosed in this Rate Sheet Prospectus Supplement.

This Rate Sheet Supplement also provides current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Future Income Generator (Single) or (Joint) and the Annual Charge, Annual Credit, Enhanced Income and Guaranteed Lifetime Income percentages for the Enhanced Income Select 2 (Single) or (Joint) optional riders in effect on or after the date below. For complete information about the Future Income Generator (Single) or (Joint) or the Enhanced Income Select 2 (Single) or (Joint), see the Prospectus.

The percentages below apply for applications signed on or after May 1, 2025.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 722-4448 to confirm the most current percentages.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.85%[1,2]	0.95%[1,2]

	2. Investment Options (Fund fees and expenses)	0.28%[3]	2.54%[3]

	3. Optional Benefits (for a single optional benefit, if elected)	0.10%[4]	1.55%[4]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.
	Lowest Annual Cost: $1,132.52	Highest Annual Cost: $4,625.65
	Assumes: ● Investment of $100,000 ● 5% annual appreciation	Assumes: ● Investment of $100,000 ● 5% annual appreciation

●      Least expensive combination of base Contract and Fund fees and expenses

●      No optional benefits

●      No sales charges

●      No additional purchase payments, transfers, or withdrawals

●      No loans or loan interest charges

●      Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

●      No sales charges

●      No additional purchase payments, transfers, or withdrawals

●      No loans or loan interest charges

1	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2	The Mortality and Expense Risk charge is reduced from 0.70% to 0.60% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1,000,000. See the CHARGES, FEES AND DEDUCTIONS - Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge section.

3	As a percentage of Fund assets.

4	As a percentage of the Protected Payment Base (for an optional living benefit) and average daily Variable Account Value (for an optional death benefit).

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.45%	6.0%
Future Income Generator (Joint)	1.55%	6.0%
Enhanced Income Select 2 (Single)	1.45%	7.0%
Enhanced Income Select 2 (Joint)	1.55%	7.0%

The current Withdrawal Percentages/Enhanced Income Percentages are the following:

Age*	Future Income Generator (Single)	Future Income Generator (Joint)	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%	0%	0%
59½	4.15%	3.75%	5.55%	5.05%
60	4.15%	3.75%	5.55%	5.05%
61	4.15%	3.75%	5.55%	5.05%
62	4.15%	3.75%	5.55%	5.05%
63	4.15%	3.75%	5.55%	5.05%
64	4.15%	3.75%	5.55%	5.05%
65	5.75%	5.25%	8.50%	8.00%
66	5.75%	5.25%	8.50%	8.00%
67	5.75%	5.25%	8.50%	8.00%
68	5.75%	5.25%	8.50%	8.00%
69	5.75%	5.25%	8.50%	8.00%
70	6.00%	5.50%	8.80%	8.30%
71	6.00%	5.50%	8.80%	8.30%
72	6.00%	5.50%	8.80%	8.30%
73	6.00%	5.50%	8.80%	8.30%
74	6.00%	5.50%	8.80%	8.30%
75	6.00%	5.50%	8.80%	8.30%
76	6.00%	5.50%	8.80%	8.30%
77	6.00%	5.50%	8.80%	8.30%
78	6.00%	5.50%	8.80%	8.30%

79	6.00%	5.50%	8.80%	8.30%
80	6.00%	5.50%	8.80%	8.30%
81	6.00%	5.50%	8.80%	8.30%
82	6.00%	5.50%	8.80%	8.30%
83	6.00%	5.50%	8.80%	8.30%
84	6.00%	5.50%	8.80%	8.30%
85	6.00%	5.50%	8.80%	8.30%
86	6.00%	5.50%	8.80%	8.30%
87	6.00%	5.50%	8.80%	8.30%
88	6.00%	5.50%	8.80%	8.30%
89	6.00%	5.50%	8.80%	8.30%
90	6.00%	5.50%	8.80%	8.30%
91	6.00%	5.50%	8.80%	8.30%
92	6.00%	5.50%	8.80%	8.30%
93	6.00%	5.50%	8.80%	8.30%
94	6.00%	5.50%	8.80%	8.30%
95 and older	6.00%	5.50%	8.80%	8.30%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The current Guaranteed Lifetime Income Percentage is:

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.50%	3.50%

** The Age range that applies based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time the Contract Value is reduced to zero.

In order for you to receive the percentages reflected above, your application must be signed on or after the date referenced above, your application must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the application sign date. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

●	If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

●	If any Withdrawal Percentage or Enhanced Income Percentage increased, you will receive the higher percentages in effect on the issue date.

●	If the Guaranteed Lifetime Income Percentage increased, you will receive the higher percentage in effect on the issue date.

●	If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Future Income Generator, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application. For the Enhanced Income Select 2, if the Annual Credit, any Enhanced Income Percentage and/or Guaranteed Lifetime Income Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Enhanced Income, Guaranteed Lifetime Income and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

Form No. QUESTS0525

PACIFIC QUEST®   STATUTORY PROSPECTUS MAY 1, 2025

Pacific Quest variable annuity describes individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) through Separate Account A of Pacific Life.This Contract offers various optional living and death benefit riders for an additional cost. Work with your financial professional to determine which benefits are best suited to your financial needs.

This Contract offers various optional living and death benefit riders for an additional cost. Work with your financial professional to determine which benefits are best suited to your financial needs.

In this Statutory Prospectus (“Prospectus”), you and your mean the Contract Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Quest contract, unless we state otherwise.

The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, possible negative tax consequences, including federal income tax on any taxable portion and a tax penalty of 10% if you have not reached age 59 ½. .

The Contract is an insurance contract designed to help you accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis. A list of Funds and various Investment Options available under the Contract is available in APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.  If the Contract is purchased through a tax-qualified IRA or plan, it provides no additional tax benefit to the investor beyond that already provided under the Internal Revenue Code. The Contract may be offered for use in connection with other types of qualified plans in the future. This prospectus describes all material terms of the Contract, including state variations.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value plus a refund of any amount used to pay premium taxes and/or any other taxes. You should review this prospectus and consult with your financial professional for additional information about the specific cancellation terms that apply.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. Pacific Life reserves the right to stop accepting additional Purchase Payments. As a result, Contract Owners would no longer be able to increase their Contract Values, death benefits, or any living benefits through Purchase Payments.The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). Each Fund is described in its Prospectus and its SAI.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

You should be aware that the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal and previous earnings. All obligations and guarantees under the Contract are subject to the creditworthiness and claims-paying ability of the Company.

Where To Go For More Information Back Cover

SPECIAL TERMS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 722-4448. Financial professionals may call us at (800) 722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $50.00 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Annuity Date – The date annuity payments are scheduled to begin if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin. The maximum annuity date is dated in your Contract and is the latest date we will begin paying you an annuity income.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Business Day – Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Standard Time. In this Prospectus, references to “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. If any transaction is requested for a day that does not exist in a given calendar month, it will occur on the last day of such month. Any systematic pre-authorized transaction scheduled to occur on December 30th or December 31st where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable values at the close of that Business Day.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Contingent Beneficiary – A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option (“DCA Plus”) – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. Currently, this fixed option may be used for dollar cost averaging of 6 or 12 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – One of the underlying funds offered by a registered open-end management investment company as Variable Investment Options under the Contract.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other investment separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Investment Option, any fixed option, or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (or “Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A ( or the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Subaccount (“Variable Investment Option”) – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Fund.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Fund in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the Variable Annuity Payment Amounts section of the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option (“Subaccount”) – An investment division of the Separate Account. Each Variable Investment Option invests its assets in the shares of a corresponding Fund.

OVERVIEW OF THE CONTRACT

Purpose

The Contract is designed for long-term financial planning. This Contract may be appropriate for you if you are looking for retirement income or you want to meet other long-term financial objectives. You can lose money by investing money in the Contract, it is possible to lose 100% of your principal and previous earnings. Discuss with your financial professional whether a variable annuity, a living benefit rider, and/or a death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

Phases of the Contract

This Contract has two phases, the accumulation (savings) phase and the annuitization (income) phase. The accumulation phase begins on your Contract Date and continues until your Annuity Date. During this phase, you can put money into your Contract and earnings accumulate on a tax-deferred basis. When you put money into your Contract, you can invest in Funds that have their own investment objectives, strategies, risks, and expenses and/or you can put your money in the DCA Plus Fixed Option that offers a guaranteed minimum interest rate and is used to dollar cost average to the Funds you selected.

A list of Funds currently available is provided in an appendix. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

The annuitization (income) phase occurs when you annuitize your Contract and turn your Contract into a stream of income payments over a fixed period or for life. You can choose fixed or variable payments, or a combination of both. For variable payments, the payment amount will vary based on the performance of the Funds you choose. When you annuitize, you will be unable to make withdrawals and death benefits and living benefits will terminate.

In general, if you choose a guaranteed minimum withdrawal benefit Rider, it may not be appropriate for you to annuitize the Contract before the maximum Annuity Date because the guaranteed minimum withdrawal benefit Riders already provide for lifetime income in the form of the Protected Payment Amount while also allowing for the accumulation of Contract Value and a death benefit. If you choose to annuitize the Contract before the maximum Annuity Date, you will be giving up your Contract Value, death benefit, and Rider guarantees, and it is possible that the annuity payment amount will be less than the Protected Payment Amount. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g.,payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing. Please note that if you annuitize, you will be unable to make withdrawals from the Contract.

Contract Features

Accessing your Money. Before you annuitize, you can withdraw money from your Contract. If you take a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a 10% federal tax penalty if you are younger than age 59½.

Tax Treatment. You may transfer among the Funds without paying any current income tax and any earnings are generally tax-deferred. You are taxed when you make a withdrawal or surrender your Contract, receive an income payment from the Contract, or upon payment of a death benefit.

Death Benefits. The Contract provides a death benefit payout, at no additional cost, to your Beneficiaries during the accumulation phase. The Death Benefit Amount for the standard death benefit is the Contract Value. For an additional cost, an optional death benefit rider may be purchased which can increase the amount of money payable to your Beneficiaries. The riders that are currently available are:

● Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for California)

● Stepped-Up Death Benefit (Stepped-Up Death Benefit II for California)

● Earnings Enhancement Death Benefit (Earnings Enhancement Death Benefit II for California)

For more information, restrictions, and when you may purchase available death benefit riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Death Benefit Riders sections.

Living Benefits. We offer optional guaranteed minimum withdrawal benefit riders, for an additional cost. The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase beginning at the age for lifetime withdrawals specified by the rider, if certain conditions are met. The riders that are currently available are:

● Future Income Generator (Single and Joint)

● Enhanced Income Select 2 (Single and Joint)

● CoreIncome Advantage Select (Single and Joint)

For more information, restrictions, and when you may purchase available living benefit riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Living Benefit Riders sections.

Additional Services. You can have only one DCA Plus or dollar cost averaging program in effect at one time. See the Benefits Available Under the Rider and Systematic Transfer Options sections for more information and restrictions.

● Dollar Cost Averaging. Allows you to transfer between Variable Investment Options in a series of regular purchases instead of in a single purchase.

● DCA Plus. Allows transfers from the DCA Plus Fixed Option, which earns a minimum guaranteed interest, to one or more Variable Investment Options.

● Portfolio Rebalancing. Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify, can be rebalanced on a quarterly, semi-annual, or annual basis.

If you have any questions about which benefits or services apply to your Contract, review your most recent Contract statement or contact your financial professional for more information.

We offer a variety of variable annuity contracts. Not every contract we issue is available through every selling broker-dealer. Upon request, your financial professional can provide information regarding our other variable annuity contracts that his or her broker-dealer makes available. You can also contact us to find out more about the availability of any of our variable annuity contracts.

Some selling broker-dealers may not recommend certain features and options of the Contract, as well as limit the overall availability of the Contract, based on issue age or other general investor suitability criteria established by the selling broker-dealer. For example, a firm may choose not to recommend certain optional benefits or Investment Options that are described in this Prospectus. Only those Investment Options and optional benefits available through your firm will be available under your Contract. Before you purchase the Contract, you should ask your financial professional for details about the specific Investment Options, features and optional benefits available through their firm. If a particular feature that interests you is not recommended through your broker-dealer, you may want to contact another broker-dealer or us to explore its availability.

KEY INFORMATION

Important information you should consider about the Pacific Quest individual flexible premium deferred variable annuity contract.

FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

If you withdraw money from your Contract during the first 7 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 9% of the Purchase Payment, declining to 0% after 7 years.

For example, if you make an early withdrawal, you could pay a withdrawal charge up to $9,000 on a $100,000 withdrawal.

Fee Tables Charges, Fees and Adjustments - Withdrawal Charge
Are There Transaction Charges?

No. Other than withdrawal charges, there are no other transaction charges under this Contract (for example, sales loads, charges for transferring Contract Value between Investment Options, or wire transfer fees).

Optional Benefit Expenses
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Charges Fees and Adjustments Appendix: Investment Options Available Under the Contract Charges, Fees

FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
and Adjustments – Living Benefit Rider Charges Charges, Fees and Adjustments – Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge
ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	0.85%[1,2]	0.95%[1]
2. Portfolio Company fees and expenses	0.28%[3]	2.54%[3]
3. Optional Benefits (for a single optional benefit, if elected)	0.10%[4]	1.55%[4]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost: $1,132.52	Highest Annual Cost: $4,625.65

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Least expensive combination of base Contract and Fund fees and expenses

● No optional benefits

● No sales charges

● No additional purchase payments, transfers, or withdrawals

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

● No sales charges

● No additional purchase payments, transfers, or withdrawals

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 The Mortality and Expense Risk charge is reduced from 0.70% to 0.60% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1,000,000. See the CHARGES, FEES AND ADJUSTMENTS - Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge section.

3 As a percentage of Fund assets.

4 As a percentage of the Protected Payment Base (living benefits) or average daily Variable Account Value (optional death benefits).

RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including 100% loss of principal and previous earnings.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?

No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Withdrawal charges may apply for the first 7 years following your last purchase payment and will reduce the Contract Value if you withdraw money during that time.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract Charges, Fees and Adjustments - Withdrawal Charge
What Are the Risks Associated with the Investment

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g. Funds and fixed options).

Each Investment Option (including any fixed option) will have its own unique risks.

Principal Risks of Investing in the Contract

RISKS		LOCATION IN PROSPECTUS

Options?	Any fixed option is not registered with the SEC. You should review, working with your financial professional, the Investment Options before making an investment decision.	Appendix: Investment Options Available Under the Contract
What Are the Risks Related to the Insurance Company?

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 722-4448 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract Pacific Life and the Separate Account

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?

Yes. Not all Variable Investment Options may be available to you.

Transfers between Variable Investment Options are limited to 25 each calendar year. Transfers to or from a Variable Investment Option can only be made beginning on the eighth calendar day following the last transfer to or from the same Variable Investment Option. Transfers may not be made from a Variable Investment Option to any fixed option. Additional Fund transfer restrictions apply, such as transfer restrictions imposed by the Funds.

Certain Funds may stop accepting additional investments into the Fund or a Fund may liquidate. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transfers and Market-Timing Restrictions Additional Information-Changes to All Contracts Appendix: Investment Options Available Under the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS

Are There Any Restrictions on Contract Benefits?

Yes. Certain optional living benefits limit or restrict the Investment Options that you may select under the Contract. We may change these limits or restrictions in the future.

Withdrawals that exceed withdrawal limits specified by an optional living benefit may affect the availability of the benefit, by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

We may stop offering an optional living benefit or optional death benefit at any time, including for current Contract Owners who have not yet purchased the rider.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider and, as a result, we will not accept Purchase Payments for your Contract. If we exercise that right, you will not be able to increase protected amounts or your Contract Value through additional Purchase Payments.

The optional death and/or living benefits may not be available through your financial professional or your state. You may obtain information about the optional benefits that are available to you by contacting your financial professional. Please also see ADDITIONAL INFORMATION – State Considerations for information about variations to your contract, including optional death and/or living benefits available in your state.

Death Benefits and Optional Death Benefit Riders Death Benefit Riders Living Benefit Riders Appendix: Investment Options Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½.

Federal Tax Issues Principal Risks of Investing in the Contract – Tax Consequences

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling this Contract to you in the form of commissions, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment that may pay less compensation.

Distribution Arrangements
Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

FEE TABLES

The following tables describe the fees, and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from an Investment Option or from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments or Contract Value)[1]	9%

1 Below is the range of Withdrawal Charges under the Contract. See CHARGES, FEES AND ADJUSTMENTS – Withdrawal Charge – How the Withdrawal Charge is Determined for additional information.

“Age” of Payment in Years:	1	2	3	4	5	6	7	8 or more
Withdrawal Charge Percentage:	9%	8%	7%	6%	5%	4%	3%	0%

The age is measured from the date of each Purchase Payment. The withdrawal charge may not apply or may be reduced under certain circumstances. For situations where a withdrawal charge may not apply, see CHARGES, FEES AND ADJUSTMENTS and see WITHDRAWALS– Withdrawals Free of a Withdrawal Charge for situations where the withdrawal charge amount may be reduced.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Annual Fee[2]	$50.00

Base Contract Expenses (as a percentage of average daily Variable Account Value or Contract Value)[3]	0.95%
Optional Benefit Expenses
Guaranteed Minimum Withdrawal Benefit Maximum Charges (as a percentage of the Protected Payment Base)
Future Income Generator (Single)[4]	2.50%
Future Income Generator (Joint)[4]	2.75%
Enhanced Income Select 2 (Single)[4]	2.50%
Enhanced Income Select 2 (Joint)[4]	2.75%
CoreIncome Advantage Select (Single)	2.00%
CoreIncome Advantage Select (Joint)	2.50%
Death Benefit Maximum Charges (as a percentage of the average daily Variable Account Value)
Return of Purchase Payments Death Benefit Rider (including California version)	0.10%
Stepped-Up Death Benefit Rider (including California version)	0.40%
Option Death Benefit Maximum Charge (as a percentage of Contract Value)
Earnings Enhancement Death Benefit (EEDB) (including California version)	0.25%

1

2 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000. See CHARGES, FEES AND ADJUSTMENTS.

3 This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee. The Mortality and Expense Risk Charge percentage may decrease or increase based on your Contract Value. The Mortality and Expense Risk Charge and the Administrative Fee will stop at the Annuity Date if you select fixed annuity payments. See the Mortality and Expense Risk Charge and Administrative Fee sections for more information.

4 The current charge for new elections for these riders is disclosed in a Rate Sheet Prospectus Supplement.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Investment Options available under the Contract, including their annual expenses, may be found in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Annual Fund Expenses

Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.

Minimum	Maximum
0.28%	2.54%

Examples

The Examples are intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Example assumes all Contract Value is allocated to the Variable Options.

The example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

● If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$15,014	$27,375	$40,121	$73,200

● If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$15,014	$21,075	$35,621	$73,200

● If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$6,914	$21,075	$35,621	$73,200

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Market Risk

You can lose money by investing in this Contract, including loss of principal. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you have chosen. Each Investment Option will have its own unique risks. The value of each Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. Certain Investment Options may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions. You bear the risk of any Investment Option you choose.

You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting PacificLife.com/Prospectuses. No assurance can be given that a Fund will achieve its investment objectives. The risk could also have a significant negative impact on certain benefits and guarantees under the Contract. The Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Early Withdrawal Risks

This Contract is not suitable as short-term savings vehicle. This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply. Additionally, since the benefits associated with the guaranteed minimum withdrawal benefit riders are not available until the Designated Life is 59½ for the Future Income Generator (Single and Joint) and Enhanced Income Select (Single and Joint) riders (65 for CoreIncome Select Advantage (Single and Joint) riders) years of age or older, early withdrawals may reduce or terminate the benefits associated with the riders.

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, an optional death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you. We are a variable annuity provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Contract Changes Risk

We reserve the right to remove or substitute Investment Options, stop accepting additional purchase payments, and impose investment restrictions or limitations on transfers. Certain optional benefits limit or restrict the Investment Options that you may select under the Contract. We may change these restrictions in the future. We may discontinue or modify certain services at any time. We may stop offering an optional benefit at any time for new sales.

Contract Benefits Risk

Certain benefits under the Contract may limit the Investment Options that are available to you and failure to follow these restrictions may result in a failure to receive the benefits under your Contract. If you choose an optional living benefit rider, you must follow any investment allocation requirements for the rider during the entire time you own the rider. The allowable Investment Options may seek to minimize market risk, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the benefit. Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.

The Contract offers dollar cost averaging, which neither assures a profit nor protects against a loss. Because systematic investing programs like dollar cost averaging involves continuous investing regardless of fluctuating price levels, you should carefully consider your tolerance to continue investing through periods of fluctuating prices. Also, you may miss out on potential growth if the market increases suddenly since systematic investing is spread out over time. The Contract also offers portfolio rebalancing services which allow you to automatically rebalance your values among Variable Investment Options based on percentages that you specify on a specific time frame (i.e. quarterly). Rebalancing may result in transferring out of a high performing Investment Option thereby reducing your potential for future growth. Similarly, rebalancing may result in transferring into an underperforming Investment Option.

We currently do not offer any asset allocation programs or models. We reserve the right to add an asset allocation model or program as an additional optional Investment Option in the future and add, remove or change allowable Investment Options at any time. Asset allocation, in general, is an investment strategy intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effect of market volatility over the long term. There is no guarantee that an asset allocation model or program will not lose money or experience volatility. A model may fail to perform as intended, or may perform worse than any single Investment Option, asset class or different combination of Investment Options. In addition, the model is subject to all the risks associated with its underlying Investment Options.

Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees. Your financial professional’s firm is not responsible for any Contract guarantees.

Tax Consequences

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral. Withdrawals taken from a variable annuity prior to age 59½ may be subject to a tax penalty of 10% of the taxable portion, although there are exceptions to the tax penalty that may apply.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this Contract may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of this Contract.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the funds available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging

Allows dollar cost averaging transfers from one Variable Investment Option to one or more Variable Investment Options. Dollar cost averaging may allow you to average the purchase prices of Variable Investment Options over time, and may permit a “smoothing” of abrupt peaks and drops in price.

No Charge

● Amounts can only be transferred to one or more Variable Investment Options.

● Can only have one dollar cost averaging program in effect and cannot have a DCA Plus program in effect at the same time.

● Only available prior to the Annuity Date.

DCA Plus

Allows dollar cost averaging transfers from the DCA Plus Fixed Option to one or more Variable Investment Options. Amounts held in the DCA Plus Fixed Option will earn a guaranteed minimum interest rate.

		No Charge	● Can only have one dollar cost averaging program in effect at one time. ● Only available prior to the Annuity Date. ● Program transfers do not count against limits on permitted transfers
Portfolio Rebalancing	Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify.	No Charge

● Rebalancing can be made quarterly, semi-annually, or annually.

● Only available prior to the Annuity Date.

● Program transfers do not count against limits on permitted transfers.

● We may discontinue, modify, or suspend this service at any time.

Death Benefit Amount	Provides a death benefit equal to the Net Contract Value.	No Charge	● Poor investment performance will reduce the death benefit amount. ● Withdrawals will reduce the death benefit amount. ● This benefit terminates upon annuitization.

Pre-Authorized Withdrawals	Allows you to automatically take partial withdrawals from the Contract	No Charge

● Withdrawals can occur monthly, quarterly, semi-annually, or annually.

● Withdrawals will reduce Contract Value and may reduce benefits. The reduction to a benefit may be more than the amount withdrawn, and could terminate a benefit.

● Withdrawals may be subject to taxes and potential tax penalties.

● Only available prior to the Annuity Date.

● We may discontinue, modify, or suspend this service at any time.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

Future Income Generator (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future years.

2.50% (as a percentage of Protected Payment Base)

● Available only at Contract purchase.

● Designated Life must be 85 or younger at purchase.

● You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

● Must follow investment allocation requirements which limit the number of allowable Investment Options.

● Lifetime withdrawals are available starting at age 59½.

● An Annual Credit amount that may be added to the protected amount stops on the earliest of the first withdrawal or 10 Contract Anniversaries.

● Taking a withdrawal before age 59 ½ or withdrawal amounts that are greater than what is allowed on an annual basis after age 59 ½ may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● Any unused allowable annual withdrawal amount cannot be carried over to later years.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

Future Income Generator (Joint)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future years.

2.75% (as a percentage of Protected Payment Base)

● Available only at Contract purchase.

● Both Designated Lives must be 85 or younger at purchase.

● You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

● Must follow investment allocation requirements which limit the number of allowable Investment Options.

● Lifetime withdrawals are available when the youngest Designated Life is age 59½.

● An Annual Credit amount that may be added to the protected amount stops on the earlier of the first withdrawal or 10 Contract Anniversaries.

● Taking a withdrawal before the youngest Designated Life is age 59½ or withdrawal amounts that are greater than what is allowed on an

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

annual basis after the youngest Designated Life is age 59 ½ may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● Any unused allowable annual withdrawal amount cannot be carried over to later years.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

Enhanced Income Select 2 (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future years.

2.50% (as a percentage of Protected Payment Base)

● Available only at Contract purchase.

● Designated Life must be 85 or younger at purchase.

● You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

● Must follow investment allocation requirements which limit the number of allowable Investment Options.

● Lifetime withdrawals are available starting at age 59½.

● An Annual Credit amount that may be added to the protected amount stops on the earlier of the first withdrawal or 10 Contract Anniversaries.

● Any unused allowable annual withdrawal amount may be carried over only to the next year.

● Taking a withdrawal before age 59½ or withdrawal amounts that are greater than what is allowed on an annual basis after age 59 ½ may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

Enhanced Income Select 2 (Joint)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for an amount to be added to the protected amount, which may increase the amount you can withdraw in future

2.75% (as a percentage of Protected Payment Base)

● Available only at Contract purchase.

● Both Designated Lives must be 85 or younger at purchase.

● You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

● Must follow investment allocation

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

years.

requirements which limit the number of allowable Investment Options.

● Lifetime withdrawals are available when the youngest Designated Life is age 59½.

● An Annual Credit amount that may be added to the protected amount stops on the earlier of the first withdrawal or 10 Contract Anniversaries.

● Any unused allowable annual withdrawal amount may only be carried over to the next year.

● Taking a withdrawal before the youngest Designated Life is age 59½ or withdrawal amounts that are greater than what is allowed on an annual basis after the youngest Designated Life is age 59 ½ may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

CoreIncome Advantage Select (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.00% (as a percentage of Protected Payment Base)

● Available at Contract purchase or on any Contract Anniversary, subject to availability.

● The Owner/Annuitant must be the Designated Life and be 85 or younger at purchase (for Non-Natural Owners, the youngest must be the Designated Life).

● You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

● Must follow investment allocation requirements which limit the number of allowable Investment Options.

● Lifetime withdrawals are available starting at age 65 for the Designated Life.

● Taking a withdrawal before age 65 or withdrawal amounts that are greater than what is allowed on an annual basis after age 65 may reduce the benefit by more than the amount withdrawn and may terminate the rider.

● Any unused allowable annual withdrawal amount cannot be carried over to later years.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

CoreIncome Advantage Select (Joint)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.50% (as a percentage of Protected Payment Base)

● Available at Contract purchase or on any Contract Anniversary, subject to availability.

● Owners/Annuitants must be the Designated Lives, and both Designated Lives must be 85 or younger at purchase.

● You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

● Must follow investment allocation requirements which limit the number of allowable Investment Options.

● Lifetime withdrawals are available when the youngest Designated Life is age 65.

● Taking a withdrawal before the youngest Designated Life is age 65 or a withdrawal amounts that are greater than what is allowed on an annual basis after age 65 may reduce

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

the benefit by more than the amount withdrawn and may terminate the rider.

● May not voluntarily terminate the rider.

● We reserve the right to reject and restrict additional Purchase Payments.

● Benefit and benefit charges terminate upon annuitization.

Optional Death Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
Return of Purchase Payments Death Benefit	Provides a death benefit equal to the greater of the Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.10% (as a percentage of average daily Variable Account Value)

● Not available for Contracts issued in California.

● Available only at contract purchase.

● Must be 85 or younger on the Contract Date.

● Certain ownership changes may reduce benefits.

● Withdrawals will proportionately reduce the benefit and the reduction made may be greater than the actual amount withdrawn.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Return of Purchase Payments Death Benefit II	Provides a death benefit equal to the greater of the Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.10% (as a percentage of average daily Variable Account Value)

● Only available for Contracts issued in California.

● Available only at contract purchase.

● Must be 85 or younger on the Contract Date.

● Withdrawals will reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Stepped -Up Death Benefit

This optional benefit provides the ability to lock-in market gains and pay a stepped-up benefit, which is the highest death benefit amount due under the Contract on any previous anniversary date of the issue date of the Contract, prior to the Owner’s

		0.40% (as a percentage of average daily Variable Account Value)	● Not available for Contracts issued in California. ● Cannot purchase this benefit after the Contract Date ● Must be 75 or younger on the Contract Date. ● Certain ownership changes may

Optional Death Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
81st birthday.

reduce benefits

● Withdrawals may reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

● Step-ups stop on the Contract Anniversary prior to the oldest owner or annuitant reaching age 81.

● This benefit terminates upon annuitization or when the Contract Value is reduced to zero.

● May not voluntarily terminate the rider.

Stepped-Up Death Benefit II

This benefit provides a death benefit equal to the greater of the death benefit amount under the Contract or the death benefit amount under this option, adjusted for withdrawals. Provides for step-ups to increase the death benefit amount under this benefit

0.40% (as a percentage of average daily Variable Account Value)

● Only available for Contracts issued in California

● Available only at contract purchase.

● Owner and Annuitant must be 75 or younger on the purchase date.

● Step-ups stop on the Contract Anniversary prior to the oldest Annuitant reaching age 81.

● Withdrawals will reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Earning Enhancement Death Benefit	This benefit may enhance the death benefit, by adding an additional amount—equal to a percent of any Earnings as of the date of death—to the death benefit proceeds.	0.25% (as a percentage of Contract Value)

● Not available for Contracts issue in California.

● Available at Contract purchase and within 60 days of Contract Issue.

● Owner and Annuitant must be 75 years on the date of purchase.

● Withdrawals are first taken from Earnings in the Contract.

● The enhanced amount percentage applied is based on the age of the oldest Owner on the Rider Effective Date or effective date of certain Owner changes.

● There is no additional amount added if there are no Earnings on the Contract as of the date of death.

● An ownership change to an Owner who is older than 75 will terminate the rider.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced

Optional Death Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
to zero.
Earning Enhancement Death Benefit (for California)	This benefit may enhance the death benefit, by adding an additional amount—equal to a percent of any Earnings as of the date of death—to the death benefit proceeds.	0.25% (as a percentage of Contract Value)

● Only available for Contracts issued in California.

● Available at Contract purchase and within 60 days of Contract Issue.

● Owner and Annuitant must be 75 years or younger on the date of purchase.

● Withdrawals are first taken from Earnings in the Contract.

● The enhanced amount percentage applied is based on the age of the oldest Annuitant on the Rider Effective Date.

● There is no additional amount added if there are no earnings on the Contract as of the date of death.

● May not voluntarily terminate the rider.

● Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option. However, if you choose an optional living benefit rider, you will be restricted to the Investment Options made available under each rider. See the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT- Living Benefit Investment Allocation Requirements.

Information regarding the Funds underlying the Variable Investment Options, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at https://pacificlife.onlineprospectus.net/pacificlife/products/.

Your Variable Investment Options

We consider various factors when determining the Funds offered under this Contract. Such factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, share class, and expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We periodically review the selection of Funds offered through the Contract based on various criteria, including (but not limited to) the criteria described above. Upon review, we may add new Funds or, subject to applicable law, remove Funds. We may also restrict allocation of additional Purchase Payments or transfers to a Fund if we determine the Fund no longer meets one or more criteria that we consider with respect to Fund selection. Our decision whether to add, remove, or restrict access to a Fund may be influenced by whether, and the extent to which, the Fund or its affiliates make payments to us.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

BUYING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Some financial professionals may have a financial incentive to offer you this Contract in place of the one you already own. You should only exchange your existing contract for this Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase this Contract rather than continue your existing contract. Call your financial professional or call us at (800) 722-4448 if you are interested in this option. Financial professionals may call us at (800) 722-2333.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner (or any Annuitant in the case of a Non-Natural Owner) named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner (or Annuitant in the case of a Non-Natural Owner), plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate. See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment on Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $$1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we may not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

● personal checks or cashier’s checks drawn on a U.S. bank,

● money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

● third party payments when there is a clear connection of the third party to the underlying transaction, and

● wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

● cash,

● credit cards or checks drawn against a credit card account,

● money orders or traveler’s checks in single denominations of $10,000 or less,

● starter checks,

● home equity checks,

● eChecks,

● cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

● third party payments if there is not a clear connection of the third party to the underlying transaction, and

● wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options we make available for the living benefit riders. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. If we do not receive instructions allocating your initial Purchase Payment, your application is not In Proper Form and we will not issue your Contract. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). If you purchased an optional living benefit rider, you must allocate your entire Contract Value to the allowable Investment Options made available for these riders. You may also use the DCA Plus program to transfer amounts to Allowable Investment Options. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right, with prior written notice, to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered. See Additional Information – State Variations for more information.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Fund. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Fund (including that Fund’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee, applicable Mortality and Expense Risk Charge imposed on the Separate Account, charges associated with any optional living benefit or death benefit riders, transfers, and withdrawals.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option as of the close of each Business Day, usually 4:00 p.m. Eastern Time. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Fund shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Fund shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND ADJUSTMENTS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract, which will not be later than 2 Business Days after we receive your initial Purchase Payment and application In Proper Form. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Orders received In Proper Form before 4:00pm EST on a Business Day will receive the Unit Value for that day. Orders received In Proper Form after 4:00pm EST will receive the next Business Day’s Unit Value. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. See the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT – Living Benefit Investment Allocation Requirements subsection.

● Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

● Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Capital World Growth and Income Fund	American Funds IS Global Balanced Fund
American Funds IS Global Growth Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Macquarie Ivy VIP Energy	MFS Total Return Series
MFS Utilities Series	Invesco V.I. Global Fund	Invesco Oppenheimer V.I. International Growth Fund
Templeton Global Bond VIP Fund

This restriction limits the total number of transfers involving any of the Investment Options in the group. For example, if you transfer from the MFS Total Return Series to the Templeton Global Bond VIP Fund, that counts as one transfer for the calendar month. If you later transfer from the BlackRock Global Allocation VI Fund to the Invesco V.I. Balanced-Risk Allocation Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

● Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS American High-Income Trust	American Funds IS Asset Allocation Fund	American Funds IS Growth Fund	American Funds IS Growth-Income Fund
American Funds IS Managed Risk Allocation Fund	American Funds IS The Bond Fund of America	American Funds IS U.S. Government Securities Fund	American Funds IS Washington Mutual Investors Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Resources Fund

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Asset Allocation Fund to the American Funds IS Managed Risk Allocation Fund, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Invesco V.I. Balanced-Risk Allocation Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

● Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Janus Henderson Balanced Portfolio Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to and from the Fidelity VIP Government Money Market Portfolio are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, or approved corporate owned life insurance policy rebalancing programs are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Funds.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

● not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

● not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, with 30 calendar days advance written notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same calendar day are considered 1 exchange.

See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 3 systematic transfer options: dollar cost averaging, DCA Plus, and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one of either the DCA Plus or dollar cost averaging program in effect at one time.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the Systematic Transfer Programs—Dollar Cost Averaging subsection of the SAI. We will provide you at least 30 calendar days prior notice before we enforce the minimum Account Value and/or transfer amounts on dollar cost averaging purchases.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of 6 or 12 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the initial or subsequent Purchase Payment minimum amounts. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Investment Options to qualify for certain living benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the Systematic Transfer Programs—Portfolio Rebalancing subsection of the SAI.

CHARGES, FEES AND ADJUSTMENTS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

● the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

● the maximum annual withdrawal amount allowed under a living benefit rider (see LIVING BENEFIT RIDERS),

● death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

● amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

● withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract (except for any new Inherited IRA contracts),

● withdrawals after the 1st Contract Anniversary, if the Owner (or Annuitant in the case of a Non-Natural Owner) has been diagnosed on or after the Contract Date with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

● subject to medical evidence provided In Proper Form, after 90 calendar days from the Contract Date, full or partial withdrawals while the Owner (or Annuitant in the case of a Non-Natural Owner) has been confined to an accredited nursing home for 30 calendar days or longer and was not confined to the nursing home on the Contract Date. See ADDITIONAL INFORMATION – State Variations.

The nursing home waiver applies only to withdrawals made while the Owner (or Annuitant in the case of a Non-Natural Owner) is in a nursing home or within 90 calendar days after the Owner (or Annuitant in the case of a Non-Natural Owner) leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

● an admittance form which shows the type of facility the Owner (or Annuitant in the case of a Non-Natural Owner) entered, and

● a bill from the nursing home which shows that the Owner (or Annuitant in the case of a Non-Natural Owner) met the 30 calendar day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

● is operating in accordance with the law of jurisdiction in which it is located,

● is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

● provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

Amounts withdrawn as allowable annual withdrawal amounts under a guaranteed minimum withdrawal benefit rider are generally subject to the same conditions, limitations, restrictions and all other fees, charges and adjustments, if applicable, as withdrawals otherwise made under the provisions of the Contract. However, withdrawal charges are not incurred for allowable withdrawals under the guaranteed minimum withdrawal benefit riders. See the How the Rider Works subsection of each guaranteed minimum withdrawal benefit rider for more information.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	9%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. We also account for any eligible Purchase Payments that are still in the surrender charge period—the period in which a Purchase Payment is still subject to a Withdrawal Charge—that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See WITHDRAWALS – Optional Withdrawals – Withdrawals Free of a Withdrawal Charge.

The withdrawal charge will be deducted proportionately among all Investment Options from which your withdrawal occurs. If you take a withdrawal, the amount subject to a withdrawal charge is 1) the net amount you withdraw plus 2) taxes on the withdrawal and 3) any amount needed to pay the withdrawal charge. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

For example You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a gross withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract year. The amount of the withdrawal charge applied would be $371 ($9,000 - $2,000 - $1,700 = $5,300; $5,300 x 7% = $371).Assuming a tax rate of 35%, the taxable amount is $8,629 ($9,000 - $371 = $8,629). After subtracting taxes, the net amount received is $5,608.85 ($8,629 – ($8,629 x .35) = $5,608.85).

The withdrawal charge and gross amount withdrawn may also be determined if a net withdrawal amount is requested. Assume the same Purchase Payments of $19,000 ($10,000 in Contract Year 1 and an additional $7,000 in Contract Year 2), Earnings of $2,000, and a net withdrawal request of $5,000. To determine the gross amount needed to be withdrawn, the taxes are first added to the net withdrawal amount. Assuming a tax rate of 35%, this amount is $7,692.31 ($5,000 ÷ (1-.35) = $7,692.31). Next, the amount subject to a withdrawal charge is determined. Earnings ($2,000) and 10% of all remaining Purchase Payment made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year and the age of the applicable Purchase Payments withdrawn is 3 Years. The amount of the withdrawal charge applied would be $300.50 ($7,692.31 - $2,000 - $1,700 = $3,992.31 subject to withdrawal charge; $3,992.31 ÷ (1- .07) = $4,292.81; $4,292.81 - $3,992.31 = $300.50). For a net amount of $5,000 to be received, the gross amount of $7,992.81 would be withdrawn from the Contract Value ($5,000 net + $2,692.31 taxes + $300.50 withdrawal charge).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 0.70% of each Subaccount’s assets.

We will reduce the Risk Charge by 0.10% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or most recent Contract Quarter Anniversary is greater than or equal to $1,000,000. If the Contract Value subsequently falls below $1,000,000 on any Quarterly Anniversary, the Risk Charge will be reinstated to 0.70% for the following Contract quarter. We will notify you in writing if you become eligible, or no longer qualify, for the reduction of the Risk Charge based on your Contract Value.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The Risk Charge (excluding any increase for optional benefits) will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only. However, there will be no reduction of the Risk Charge for Contracts with Contract Value greater than or equal to $1,000,000 after the Annuity Date.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

We increase your Risk Charge if you purchase an Optional Death Benefit Rider. See Optional Death Benefit Rider Charges below.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed and deducted daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $50.00 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Contract Value (on a pro rated basis for that Contract Year) if your Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Death Benefit Rider Charges

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.10% of each Subaccount’s assets if you purchase the Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California) or by 0.40% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider(Stepped-Up Death Benefit II for Contracts issued in California). The Risk Charge annual rate prior to purchasing an optional Death Benefit Rider will be 0.70% (0.60% if your Contract Value qualifies you for a reduction of the Risk Charge). Any increase in your Risk Charge will not continue after the Annuity Date.

See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Earnings Enhancement Death Benefit (EEDB) Charge

If you purchase EEDB, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. The charge for this Rider is 0.25% which is multiplied by the Contract Value and deducted on an annual basis. The charge is deducted in arrears each Contract Anniversary following the date you purchase this Rider and when you make a full withdrawal, if this Rider is in effect on that date.

If this Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary.

If this Rider terminates prior to a Contract Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day the Rider terminates.

If this Rider terminates when a death benefit becomes payable under the Contract, the annual charge will be prorated to the date of death. Any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death; the difference between the annual charge and the prorated amount will be added to the Contract Value on the Notice Date.

We will waive the annual charge if the Rider terminates upon full annuitization of your Contract or if your Contract Value is zero.

This Rider can be purchased with, if available, the optional Stepped-Up Death Benefit II (Stepped-Up Death Benefit III for Contracts issued in California).

Optional Living Benefit Rider Charges

The following disclosure applies to the Future Income Generator (Single and Joint) and the Enhanced Income Select 2 (Single and Joint) Riders.

You may select the Future Income Generator (Single and Joint) and Enhanced Income Select 2 (Single and Joint) Riders only at the time this Contract is purchased. If you purchase an optional Rider in the table below, we will deduct an annual rider charge from your Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The rider charge will be deducted while the rider remains in effect and when the rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary.

If your rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your rider terminates. The charge will be determined as of the day your rider terminates.

If your rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

Once your Contract Value is zero, the rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the rider charge for the quarter in which full annuitization of the Contract occurs and the rider annual charge will no longer be deducted.

The rider annual charge percentage in effect on the Rider Effective Date is guaranteed not to change once a rider is issued - even if an Automatic Reset or Owner-Elected Reset under the rider occurs. You will find the current annual charge percentage in the Rate Sheet Prospectus Supplement applicable to your Contract. You can find more information about Protected Payment Base and an Automatic Reset or Owner-Elected Reset for each applicable rider in the LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

Optional Living Benefit Rider	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage[1] is multiplied by the:	The Charge is deducted on each:
Future Income Generator (Single)	2.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
Future Income Generator (Joint)	2.75%	Protected Payment Base[2]	Quarterly Rider Anniversary
Enhanced Income Select 2 (Single)	2.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
Enhanced Income Select 2 (Joint)	2.75%	Protected Payment Base[2]	Quarterly Rider Anniversary

1 The quarterly charge is ¼ of the annual charge percentage multiplied by the Protected Payment Base.

2 The Protected Payment Base is defined in the Rider Terms subsection for each rider referenced. See the LIVING BENEFIT RIDERS section for each rider.

The following disclosure applies to the CoreIncome Advantage Select (Single and Joint) Riders.

You may purchase the CoreIncome Advantage Select (Single and Joint) Riders on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. The applicable maximum annual charge percentage is based on the 10-Year Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). Prior to purchase, speak with your Financial Professional or contact us directly for the current annual charge percentage in effect for a particular Rider.

	Maximum Annual Charge Percentage Under the Rider
Optional Living Benefit Rider	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more	To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Joint)	2.50%	2.00%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates. If on the Contract issue date the annual charge percentage has changed since the date you signed your application, you will receive the lower annual charge percentage in effect on the date you signed your application or the Contract issue date if we receive your application within 14 calendar days of signing and your initial Purchase Payment is received within 60 calendar days following receipt of your application.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new Rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same Rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual Rider charge percentage. However, the maximum fee percentages in the table provided in your Rider will not change as long as your Rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments (“premium tax”) at the time your Purchase Payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes required by your state. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. If a premium tax is charged at the time of annuitization, the rate is determined by your state of residence at the time of annuitization. Premium tax is subject to state requirements. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Funds, net of any applicable reductions and/or reimbursements. These fees and expenses are paid out of Fund assets and may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Fund. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds.” A fund of funds is a fund that invests in other funds in addition to other investments that the fund may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses involving both the fund-of-fund’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund invests. See the Fund prospectuses for detailed fund expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. Once your Contract is issued, the sole Annuitant or Joint Annuitants cannot be changed. You must make your choices based on the following:

● If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). You may add or change the Contingent Annuitant prior to the Annuity Date, provided the Contingent Annuitant is not the sole surviving Annuitant. If the Contract is owned by a Non-Natural Owner, you may not designate a Contingent Annuitant.

● If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date and no Contingent Annuitant can be chosen.

No Annuitant (sole, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

If the sole surviving Annuitant predeceases the Owner, the Owner (or youngest Owner if there are Joint Owners) becomes the Annuitant.

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate. You will not be able to distribute or withdraw any Contract Value amount after the Annuity Date unless you elect partial annuitization.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any applicable optional Rider charge. This option of distribution may not be available for certain types of contracts. See WITHDRAWALS - Special Restrictions Under Qualified Plans and FEDERAL TAX ISSUES – IRAs and Qualified Plans. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Contract Value on your Annuity Date, you may, at that time, elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is elected, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect living benefit and optional death benefit rider benefits. Work with your financial professional prior to requesting partial annuitization.

In general, if you choose a guaranteed minimum withdrawal benefit Rider, it may not be appropriate for you to annuitize the Contract before the maximum Annuity Date because the guaranteed minimum withdrawal benefit Riders already provide for lifetime income in the form of the Protected Payment Amount while also allowing for the accumulation of Contract Value and a death benefit. If you choose to annuitize the Contract before the maximum Annuity Date, you will be giving up your Contract Value, death benefit, and Rider guarantees, and it is possible that the annuity payment amount will be less than the Protected Payment Amount. Nonetheless, it is possible that the income stream provided by an annuity benefit payment option (e.g.,payments for a period certain) may be more appropriate for you based on your personal circumstances and financial goals. As such, before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing. Please note that if you annuitize, you will be unable to make withdrawals from the Contract.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least 10 Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES -- Impact of Federal Income Taxes.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If you have elected a Guaranteed Withdrawal Benefit Rider, you may continue to take withdrawals under the Rider until your maximum Annuity Date. Before annuitizing or selecting a payment option, you should consult with a financial professional and/or contact us at our Service Center to obtain information on what the annuity payment would be prior to annuitizing.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES - Required Minimum Distributions.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday. However, some states’ laws may require a different Annuity Date. See State Variations – ANNUITIZATION. Certain Qualified Contracts (e.g., plans under Sections 401 and 408 of the Code) may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccount proportionate to your Account Value in each.

Additionally:

● If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

● If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

● If the net amount is less than $10,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS -Variable Annuity Payment Amounts section in the SAI. We reserve the right to limit the Subaccounts available, to change the number and frequency of exchanges and to change the number of Subaccounts you may choose. See ADDITIONAL INFORMATION – Changes to All Contracts section.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. You may select either fixed or variable payment options. For other Annuity Options available through living benefit riders, see the OPTIONAL LIVING BENEFIT RIDERS section and also see the Other Annuity Options section below.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant passes away after the first payment has processed, payments will cease and there would be no death benefit.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants pass away after the first payment has processed, payments will cease and there would be no death benefit.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), or Joint Life with Period Certain (see the Other Annuity Options subsection below), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 or Joint Life with Period Certain was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and free withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND ADJUSTMENTS – Withdrawal Charge). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 5%. Assuming the free withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $235 (($5,000 - $300) x 5% = $235). No withdrawal charge will be imposed on a redemption if:

● the Annuity Option is elected as the form of payments of death benefit proceeds, or

● the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

● the Owner;

● the Joint Owner;

● the Beneficiary; or

● the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If any Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

● the Joint Owner;

● the Beneficiary; or

● the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

Beneficiary of Qualified Contracts

For Qualified Contracts, upon the death of the owner (annuitant if the contract is held as a custodial IRA), if there are any remaining guaranteed payments, we may shorten such payment period in order to ensure that payments to the beneficiary do not continue beyond the 10-year death distribution rule under IRC section 401(a)(9).  In such instances, we will use the present value of any remaining guaranteed payments to determine the amount and pay out the lump sum to the designated beneficiary. For fixed payments, the present value is determined using Moody’s Long-Term Corporate Bond Yield Averages less 0.75%. For variable payments, the present value is determined using the assumed investment return.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus for additional distribution requirements that may apply to these contracts. If your Contract was issued in connection with a qualified plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Other Annuity Options

Additional annuity payment options we currently offer are:

● Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies after the Annuity Date and the total of all annuity payments received is less than the amount annuitized, an amount equal to the amount annuitized less the total annuity payments made, will be made in a single sum.

● Life with Installment Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. If the Annuitant dies after the Annuity Date but before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies and the total amount of annuity payments made is equal to or exceeds the amount annuitized, then no additional annuity payments will be made. This annuity option is not available for Qualified Contracts.

● Joint Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equal the amount annuitized, an amount equal to the amount annuitized, less total annuity payments made under the Contract, will be made in a single sum. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional lump sum or annuity payments will be paid. This option may be restricted for certain Qualified Contracts or Qualified Plans.

● Joint Life with Installment Refund (fixed only). Periodic Payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional annuity payments will be paid. This annuity option is not available for Qualified Contracts.

● Joint Life with Period Certain (fixed or variable). Periodic payments are made to the designated payee during the Primary Annuitant’s lifetime, with payments guaranteed for a specified period. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election or until the end of the period certain period, whichever is later. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts and Qualified Plans. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die after the first payment has been processed, payments will continue for any remainder of the Period Certain time frame.

We may discontinue offering any of the additional annuity options referenced above or add additional annuity options in the future. If we discontinue offering or add additional annuity options, we will amend this Prospectus to reflect any changes.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $250. Depending on the amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 1.0% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment and a lower assumed investment return would mean a lower first variable annuity payment. However, subsequent payments would increase only when actual net investment performance exceeds the assumed rate and would fall when actual net investment performance is less than the assumed rate. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS – Variable Annuity Payment Amounts.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

See the Death Benefits section and applicable subsections in ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Death benefit proceeds may be payable before the Annuity Date upon the death of the first Owner or any Annuitant in the case of a Non-Natural Owner, while the Contract is active. Any death benefit payable will be calculated on the “Notice Date”, which is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options. Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charges for premium taxes and/or other taxes, if proceeds are used to purchase an Annuity Option from us. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity entitled to receive the death benefit proceeds, in the following order:

● Owner,

● Joint Owner,

● Beneficiary, or

● Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none of the above are living (or if there is no entity entitled to receive the death benefit proceeds) on the date of death, the proceeds will be payable to the Owner’s estate.

Death Benefit Amount

The Death Benefit Amount is a standard benefit and as of any Business Day, before the Annuity Date, is equal to the Contract Value as of that Business Day. We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above.

Spousal Continuation

Generally, a sole surviving Beneficiary or sole surviving Joint Owner who is the deceased Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, or the Annuity Date. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

If an optional Death Benefit Rider is purchased. An Add-In Amount may be added to the death benefit proceeds if the surviving spouse continues the Contract. This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable to the spouse as the designated recipient of the death benefit. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. Please refer to the living benefit rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Death of Annuitant

If an Annuitant (who is not an Owner) dies and there is a surviving Joint Annuitant, the surviving Joint Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant but there is a Contingent Annuitant, the Contingent Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant or Contingent Annuitant, the youngest Owner becomes the Annuitant, provided that the Owner is not a Non-Natural Owner. No death benefit will be paid, except as otherwise provided under the Death Benefit Proceeds section.

Death of Owner

If any Owner dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount under the Contract as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES – Contract Owner’s Estate section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Natural Persons as Owners section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for Life, Life with Period Certain, Period Certain or a Scheduled Payout Option. Any Life with Period Certain or Period Certain payout period is 5 through 30 years, but cannot exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). Please see the Required Minimum Distributions for Beneficiaries section for more information.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments period certain only. Period certain only annuity options may be limited. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Optional Death Benefit Riders

Riders are subject to availability and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether a rider is appropriate for you.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Only one optional Death Benefit Rider may be owned or in effect at the same time.

Return of Purchase Payments Death Benefit

This Rider is not available for Contracts issued in California, See Return of Purchase Payments Death Benefit II below for Contracts issued in California.

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. An Owner change may only be elected if the age of any new Owner is 85 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 85 or younger on the Contract Date.

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals under a withdrawal benefit rider or RMDs. This amount may be adjusted if there is an Owner change.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

How the Rider Works

Upon the death of the first Owner (any Annuitant for Non-Natural Owners), before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments will be reset to equal the lesser of:

the Contract Value as of the effective date of the Owner change (“Change Date”), or

Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

the date you reduce your Contract Value to zero (0) through a withdrawal,

when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

the Contract is terminated in accordance with the provisions of the Contract, or the Annuity Date.

The Rider may not otherwise be cancelled.

Return of Purchase Payments Death Benefit II

This Rider is only available for Contracts issued in California.

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 85 or younger on the Contract Date.

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals under a withdrawal benefit rider or RMDs.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

How the Rider Works

Upon the death of the first Annuitant, before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

the date you reduce your Contract Value to zero (0) through a withdrawal,

when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

the Contract is terminated in accordance with the provisions of the Contract, or the Annuity Date.

The Rider may not otherwise be cancelled.

Stepped-Up Death Benefit

This Rider is not available for Contracts issued in California. See Stepped-Up Death Benefit II below for Contracts issued in California.

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Owner’s (or oldest Annuitant’s in the case of a Non-Natural Owner) 81st birthday) increased by the amount of additional Purchase Payments and less an adjusted amount for each withdrawal.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. An Owner change may only be elected if the age of any new Owner is 75 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

How the Rider Works

Here are a few definitions regarding the Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals under a withdrawal benefit rider or RMDs. This amount may be adjusted if there is an Owner change.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

If you purchase this Rider, upon the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

your Contract Value as of that day, or

the Total Adjusted Purchase Payments.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), or prior to the Annuity Date and is determined as follows. The Guaranteed Minimum Death Benefit Amount may be different if an Owner change occurs (see the Owner Change subsection below).

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than the Death Benefit Amount, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider and no Owner change occurred as outlined in the Owner Change subsection below. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Guaranteed Minimum Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount (under the Death Benefit Amount) on the effective date of the Owner change (the “Change Date”), which is equal to the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change, will not trigger a reset.

On each Contract Anniversary after the Change Date and before the oldest Owner (Annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”), we recalculate the Death Benefit Amount for each Milestone Date and set it equal to the greater of:

the Contract Value on that Contract Anniversary, or

the Total Adjusted Purchase Payments on the Change Date.

We then adjust the Death Benefit Amount for each Milestone Date by:

adding the aggregate amount of Purchase Payments received by us since that Milestone Date, and subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

If the death of any Owner (or Annuitant in the case of a Non-Natural Owner) occurs before the first Milestone Date and before the Annuity Date, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date and the Guaranteed Minimum Death Benefit Amount will not apply.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX: STEPPED-UP DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

the date you reduce your Contract Value to zero (0) through a withdrawal,

the date death benefit proceeds become payable under the Contract (unless Spousal Continuation is elected),

the date the Contract is terminated in accordance with the provisions of the Contract, or the Annuity Date.

The Rider may not otherwise be cancelled.

Stepped-Up Death Benefit II

This Rider is only available for Contracts issued in California.

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Annuitant’s 81st birthday) increased by the amount of additional Purchase Payments and less an adjusted amount for each withdrawal. The Guaranteed Minimum Death Benefit Amount described in this Rider will not be paid if an Owner dies who is not an Annuitant and the Death Benefit Amount will be the Contract Value

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date.

How the Rider Works

Here are a few definitions regarding the Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals under a withdrawal benefit rider or RMDs.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

If you purchase this Rider, upon the death of the first Annuitant or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

your Contract Value as of that day, or

the Total Adjusted Purchase Payments.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the first Annuitant prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before the Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than the Death Benefit Amount, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

If the death of the first Annuitant occurs before the first Milestone Date and before the Annuity Date, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date and the Guaranteed Minimum Death Benefit Amount will not apply. If an Owner dies who is not an Annuitant, the Death Benefit will be equal to the Contract Value as of the Notice Date.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX: STEPPED-UP DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

the date you reduce your Contract Value to zero (0) through a withdrawal,

the date death benefit proceeds become payable under the Contract (unless Spousal Continuation is elected),

the date the Contract is terminated in accordance with the provisions of the Contract, or the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Death Benefit (EEDB)

This Rider version is not available for Contracts issued in California. See the EEDB version below for Contracts issued in California.

This optional rider may provide for an additional amount based on Earnings (EEDB amount) to be included in the death benefit proceeds when such proceeds become payable. The EEDB amount is a percentage of Earnings based on the age of the Oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or within 60 calendar days after the Contract Date. If you purchase the Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

You may purchase this Rider only if the age of each Owner and Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract. If an Owner change is made and the age of any new Owner is older than 75 years on the effective date of the Owner change (see the Owner Change subsection below), the Rider will terminate. The rider charge is assessed annually as a percentage of your Variable Account Value and is deducted on a proportionate basis from your Variable Investment Options in arrears on your Contract Anniversary. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Death Benefit amount (EEDB Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the death of an Owner (or any Annuitant in the case of a Non-Natural Owner). The EEDB amount is equal to a percentage of any Earnings as of the date of death. The percentage applied is based on the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) on the Rider Effective Date or the effective date of certain Owner changes or Spousal Continuation.

If no Owner change has occurred, the EEDB Amount is calculated as follows:

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Rider Effective Date, the EEDB Amount is equal to:

● 40% of Earnings

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Rider Effective Date, the EEDB Amount is equal to:

● 25% of Earnings

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or Non-Natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the EEDB Amount is calculated as follows:

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the effective date of the Owner change (“Change Date”), the EEDB Amount is equal to:

● 40% of Earnings (Remaining Purchase Payments are adjusted for certain Owner changes and Spousal Continuation)

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Change Date, the EEDB Amount is equal to:

● 25% of Earnings (Remaining Purchase Payments are adjusted for certain Owner changes and Spousal Continuation)

An Owner change to a Trust or non-natural entity where the Owner and Annuitant are the same person prior to the Owner change, will not be treated as an Owner change for purposes of this Rider.

For purposes of calculating the EEDB Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments.

Remaining Purchase Payments is defined as (a), (b) or (c) below:

(a) If the Rider is effective on the date of death of an Owner and there is no Owner change, Remaining Purchase Payments are equal to:

● the Initial Purchase Payment, plus

● any additional Purchase Payments added, minus

● the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

(b) Owner Change - If the Rider is effective on the date of death of an Owner and an Owner change occurred, Remaining Purchase Payments are equal to:

● the greater of the Contract Value as of the Change Date or the Remaining Purchase Payments defined in paragraph (a) above, plus

● any additional Purchase Payments added since the Change Date, minus

● the amount that each withdrawal taken after the Change Date exceeds the amount of Earnings in the Contract accumulated since the Change Date. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments.

(c) Spousal Continuation - If the Surviving Spouse continues the Contract and this Rider, Remaining Purchase Payments are equal to:

● the greater of the Contract Value on the Continuation Date or the Remaining Purchase Payments as defined in applicable paragraph (a) or (b) above, plus

● any additional Purchase Payments added to the Contract since the Continuation Date, minus

● the amount that each withdrawal taken after the Continuation Date exceeds the amount of Earnings in the Contract accumulated since the Continuation Date. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

If the Surviving Spouse of the deceased Owner (or Surviving Spouse of the Annuitant in the case of a custodial owned IRA or TSA) continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date the death benefit becomes payable under the Contract (the “Continuation Date”) as a result of the death of the first Owner or first Annuitant in the case of a Non-Natural Owner. If the Surviving Spouse is over age 75 on the Continuation Date, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

See the below EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS for a calculation of these values.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional riders that you may own while this Rider remains in effect.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

● the date a full withdrawal of the amount available for withdrawal is made under the Contract,

● the date a death benefit becomes payable under the Contract (unless Spousal Continuation is elected) (the Notice Date),

● the date the Contract is terminated in accordance with the provisions of the Contract,

● the Change Date, if the new Owner is greater than age 75,

● the date the Contract is continued via the Spousal Continuation provision and the Surviving Spouse is over the age of 75 on the Continuation Date,

● the date that the Contract Value is reduced to zero as a result of a withdrawal (including a withdrawal to satisfy a Required Minimum Distribution or a withdrawal taken under any living benefit rider attached to the Contract), or

● the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Death Benefit II (EEDB) (For California)

This Rider version is only available for Contracts issued in California.

This optional rider may provide for an additional amount based on Earnings (EEDB amount) to be included in the death benefit proceeds when such proceeds become payable. The EEDB amount is a percentage of Earnings based on the age of the oldest Annuitant as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or within 60 calendar days after the Contract Date. If you purchase the Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

You may purchase this Rider only if the age of each Owner and Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract. The rider charge is assessed annually as a percentage of your Variable Account Value and is deducted on a proportionate basis from your Variable Investment Options in arrears on your Contract Anniversary. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Death Benefit amount (EEDB Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the death of any Annuitant. The EEDB amount is equal to a percentage of any Earnings as of the date of death. The percentage applied is based on the age of the oldest Annuitant on the Rider Effective Date, or the effective date of a Spousal Continuation.

The EEDB Amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Rider Effective Date, the EEDB Amount is equal to:

● 40% of Earnings

If the age of the oldest Annuitant was age 70 to 75 on the Rider Effective Date, the EEDB Amount is equal to:

● 25% of Earnings

For purposes of calculating the EEDB Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments.

Remaining Purchase Payments is defined as (a), or (b) below:

(a) If the Rider is effective on the date of death of any Annuitant, the Remaining Purchase Payments are equal to:

● the Initial Purchase Payment, plus

● any additional Purchase Payments added, minus

● the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

(b) Spousal Continuation - If the Surviving Spouse continues the Contract and this Rider, Remaining Purchase Payments are equal to:

● the greater of the Contract Value on the Continuation Date or the Remaining Purchase Payments as defined in applicable paragraph (a) above, plus

● any additional Purchase Payments added to the Contract since the Continuation Date, minus

● the amount that each withdrawal taken after the Continuation Date exceeds the amount of Earnings in the Contract accumulated since the Continuation Date. Withdrawals are assumed to be taken first from Earnings , then from Purchase Payments.

If the Surviving Spouse of the deceased Owner (or Surviving Spouse of the Annuitant in the case of a custodial owned IRA or TSA) continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date the death benefit becomes payable under the Contract (the “Continuation Date”), as a result of the death of the first Annuitant. If the Surviving Spouse is over age 75 on the Continuation Date, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

See the below APPENDIX: EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS for a calculation of these values.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional riders that you may own while this Rider remains in effect.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

● the date a full withdrawal of the amount available for withdrawal is made under the Contract,

● the date a death benefit becomes payable under the Contract (unless Spousal Continuation is elected) (the Notice Date),

● the date the Contract is terminated in accordance with the provisions of the Contract,

● the date the Contract is continued via the Spousal Continuation provision and the Surviving Spouse is over the age of 75 on the Continuation Date,

● the date that the Contract Value is reduced to zero as a result of a withdrawal (including a withdrawal to satisfy a Required Minimum Distribution or a withdrawal taken under any living benefit rider attached to the Contract), or

● the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Owner (or Annuitant in the case of a Non-Natural Owner) is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. However, partial withdrawals from any fixed option in any Contract Year may be subject to restrictions. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option and with prior written notice, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

Amounts transferred or withdrawn from any fixed option may be delayed under extraordinary circumstances. See ADDITIONAL INFORMATION – Timing of Payments and Transactions.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own guaranteed minimum withdrawal benefit riders, taking a withdrawal before a certain age or a withdrawal that is greater than the allowed annual withdrawal amount under a rider, may result in adverse consequences such as a reduction in rider benefits, failure to receive lifetime withdrawals under the rider, or termination of the rider. If you own a death benefit rider, taking a withdrawal will reduce the benefits provided by the benefit.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 8 years, plus 10% of any Purchase Payments received during the Contract Year plus 100% of any remaining Purchase Payments that have an age of 8 years or more. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. Withdrawals of mandatory required minimums from certain Qualified Plans and the maximum annual withdrawal amount allowed under a living benefit rider count towards the calculation of the free withdrawal amount for a Contract Year. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

For example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your remaining Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300. In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300; $15,300 represents the remaining Purchase Payments) free of any withdrawal charges.

The free 10% may also apply to redemptions made after the Annuity Date. See ANNUITIZATION – Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the Pre-Authorized Withdrawals section of the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) except in cases of your:

● severance from employment,

● death,

● disability as defined in Section 72(m)(7) of the Code,

● distributions upon termination of a Qualified Plan,

● reaching age 59½, or

● hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES - Tax Withholding for Qualified Contracts. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Withdrawal requests received on or after the close of New York Stock Exchange will be effective on the following Business Day. We will normally send the proceeds within 7 calendar days after your request is effective. See ADDITIONAL INFORMATION - Timing of Payments and Transactions. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES - 10% Tax Penalty for Early Withdrawals.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract, but may vary if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amounts deduced as Contract fees and charges. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amount that may have been deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested (for example, California requires that the initial purchase payment be held in a money market fund if the purchaser is over the age of 60 and chose the return of Purchase Payments option at Contract purchase during the Free Look period), we will comply with state requirements. In this situation, your Purchase Payments will be held in the Fidelity® VIP Government Money Market Variable

Investment Option. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Variations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund. See ADDITIONAL INFORMATION – Replacement of Life Insurance or Annuities.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page. See ADDITIONAL INFORMATION – State Variations.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether a rider is appropriate for you. Your election to purchase a living benefit rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

● Future Income Generator (Single or Joint)

● Enhanced Income Select 2 (Single or Joint)

● CoreIncome Advantage Select (Single or Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders vary in the rider charge, the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life or for joint lives), what age lifetime withdrawals may begin (59½ for the Future Income Generator riders, 59½ for Enhanced Income Select 2 riders, and 65 for the CoreIncome Advantage Select riders), if an annual credit is available, whether owner-elected resets are permitted, and whether single or joint riders may be exchanged for one another. The riders also offer the potential to lock in market gains on each Contract Anniversary, which are used to calculate annual rider withdrawal limits. Such “locked-in” market gains are not added to the Contract Value, withdrawable as a lump sum, payable as a death benefit, or used in calculating any annuity option under the Contract before the maximum Annuity Date but may increase the annual amount you may withdraw each year under the rider. If the Designated Life (or youngest Designated Life for joint versions) is at or above the lifetime withdrawal age, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (such as through withdrawals (except Excess Withdrawals), fees, or market performance). If the Designated Life (youngest Designated Life for joint versions) is below the lifetime withdrawal age and your Contract Value goes to zero (such as through withdrawals, fees, or market performance) the rider will terminate. Withdrawals made under the riders are from the Owner’s Contract Value until the Contract Value goes to zero. The Company is only required to make lifetime income payments to the Owner once the Contract Value is reduced to zero (unless due to Excess Withdrawals), which may never occur.

Withdrawals made under the riders are from the Contract Owner’s Contract Value until the Contract Value goes to zero. We are only required to make lifetime income payments to the Contract Owner once the Contract Value is reduced to zero (except due to Excess Withdrawals), which may never occur.

A guaranteed minimum withdrawal benefit rider may be purchased along with any available guaranteed minimum death benefit rider.

You can find complete information about each rider and its key features and benefits below.

You may purchase the Future Income Generator (Single) or (Joint) or Enhanced Income Select 2 (Single) or (Joint) Rider only at the time you submit your application. You may purchase the CoreIncome Advantage Select (Single) or (Joint) Rider on the Contract Date or on any Contract Anniversary. In addition, if you purchase the CoreIncome Advantage Select (Single) or (Joint) Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your purchase of a living benefit rider must be received In Proper Form. You can find complete purchasing and eligibility information about each living benefit rider in the Purchasing Your Rider subsection of each rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the Rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

Future Income Generator (Single and Joint) allow for owner elected Resets. If you elect to Reset, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 day period”) on which the Reset is effective. We may, at our sole discretion, allow Resets after the 60 calendar day period. We reserve the right to refuse a Reset request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset may be elected.

Some broker/dealers may limit their clients from purchasing some living benefit riders based upon the client’s age or other factors. You should work with your financial professional to decide whether a living benefit rider is appropriate for you.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

Living benefit riders have investment allocation requirements. By adding an optional living benefit rider to your Contract, you agree to the investment allocation requirements for the entire period that you own a rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. You can find the requirements in the Living Benefit Investment Allocation Requirements section of the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange between the CoreIncome Advantage Select (Single) and CoreIncome Advantage Select (Joint) Riders on any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount and remaining balance of the annual Protected Payment Amount that may be applied. In other words, your existing Protected Base will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages and lifetime income age requirements that may differ between the Riders listed above. Work with your financial professional prior to electing an exchange.

Rate Sheet Prospectus Supplement

A Rate Sheet Prospectus Supplement is currently used for the Future Income Generator and Enhanced Income Select 2 (Single) and (Joint) Riders. This supplement is a periodic supplement to the prospectus that discloses the Annual Charge Percentage, Annual Credit Percentage, and Withdrawal Percentages for the Future Income Generator (Single) or (Joint) and the Annual Charge Percentage, Annual Credit Percentage, Enhanced Income Percentages and the Guaranteed Lifetime Income Percentage for the Enhanced Income Select 2 (Single) or (Joint) riders. You can obtain current percentage rates by calling your financial professional, visiting www.PacificLife.com, or by calling us at (800) 722-4448.

To receive the applicable percentages in a supplement, your application must be signed on or after the date referenced in the supplement, your application must be received, In Proper Form, within 14-calendar days after the date you sign your application, and we must receive, In Proper Form, the initial Purchase Payment within 60-calendar days after the date you sign your application. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an automatic reset or owner-elected reset occurs as described in the Reset of Protected Payment Base subsection of each Rider).

We will periodically issue new supplements that may reflect percentages that may be higher or lower than the percentages in a previous supplement.

Subject to meeting the timelines referenced in the applicable supplement, on the issue date, if the rates we are currently offering have changed since the date you signed your application, the following will apply:

● If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

● If any Withdrawal Percentage or Enhanced Income Percentage increased, you will receive the higher percentages in effect on the issue date.

● If the Guaranteed Lifetime Income Percentage increased, you will receive the higher percentage in effect on the issue date.

● If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Future Income Generator, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application. For the Enhanced Income Select 2, if the Annual Credit, any Enhanced Income Percentage and/or Guaranteed Lifetime Income Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Enhanced Income, Guaranteed Lifetime Income and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated in the applicable supplement, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the rider specifications page you receive for your Contract, speak with your financial professional, or call us at (800) 722-4448 to confirm the percentages applicable to you.

Rate Sheet Prospectus Supplements (for periods on and after May 1, 2024) may be found in the front of this prospectus. For Contracts with applications signed prior to May 1, 2024, see APPENDIX: HISTORICAL RIDER PERCENTAGES.

Future Income Generator (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date, provided that on the Rider Effective Date:

● the Designated Life is 85 years of age or younger,

● the Owner and Annuitant is the same person (except for Non-Natural Owners), and

● the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Non-Qualified Life Expectancy (Stretch), and

●  you allocate your entire Contract Value according to the Investment Allocation Requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Joint Owners may not purchase this Rider.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (the Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is the

Withdrawal Percentage multiplied by the Protected Payment Base. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The applicable Withdrawal Percentage is based on the age of the Designated Life at the time the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected reset occurs. The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

● the first withdrawal since the Rider Effective Date, or

● 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit Amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base less any withdrawals made during the current Contract Year. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

● The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

● For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

● An Automatic Reset (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See the Reset of Protected Payment Base subsection.

● A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See Examples 3 and 4 of the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See the Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges and taxes (there is no charge for the Protected Payment Amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Protected Payment Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. Withdrawals that exceed the Protected Payment Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

● only RMD withdrawals are made from the Contract during the Contract Year.

Once a withdrawal occurs, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

Also see FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

● the allowable withdrawal amount from the Contract beginning on the Contract Year that the Contract Value is reduced to zero will be limited to the Protected Payment Amount which will be paid each year until the date of death of the Designated Life,

● the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection).

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). See Example 8 in the Sample Calculations for a numerical example how an Owner-Elected Reset may be used in this situation. The attainment of a higher age band may provide for a higher Withdrawal Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life Only fixed annual payment amount based on the terms of your Contract, or

● the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may not re-purchase this Rider and the Rider will terminate. The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

● the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner's spouse, or for Riders issued in California),

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Future Income Generator (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date, if you meet the following eligibility requirements:

● the Contract is issued as:

● Non-Qualified Contract (this Rider is not available if this is a post-death Non-Qualified Contract, the Owner is a trust or other entity), or

● Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p), except for Inherited IRAs, Inherited Roth IRAs, or Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

● both Designated Lives are 85 years or younger,

● the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

● any Owner/Annuitant is a Designated Life (except for custodial owned IRA), and

● you allocate your entire Contract Value according to the Investment Allocation Requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

● a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

● Joint Owners, where the Owners are each other’s Spouses, or

● if the Contract is issued as a custodial owned IRA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

● be the Owner (or Annuitant, in the case of a custodial owned IRA), or

● remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the youngest Designated Life reaches age 59½, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial

Purchase Payment. See Example 1 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA).

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The applicable Withdrawal Percentage is based on the age of the youngest Designated Life at the time the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected reset occurs. The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

● the first withdrawal since the Rider Effective Date, or

● 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base less any withdrawals made during the current Contract Year. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

● The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract year.

● For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

● An Automatic Reset (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See the Reset of Protected Payment Base subsection.

● A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See examples 3 and 4 of the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See the Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges and taxes (there is no charge for the Protected Payment Amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Protected Payment Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. Withdrawals that exceed the Protected Payment Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only,

● only RMD withdrawals are made from the Contract during the Contract Year, and

● the youngest Designated Life is age 59½ or older.

Once a withdrawal occurs, including an RMD withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

Also see FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that did not exceed the Protected Payment Amount, (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

● the allowable withdrawal amount from the Contract beginning on the Contract Year that the Contract Value is reduced to zero will be limited to the Protected Payment Amount which will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

● the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the youngest Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). See Example 8 in the Sample Calculations for a numerical example how an Owner-Elected Reset may be used in this situation. The attainment of a higher age band may provide for a higher

Withdrawal Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint and Survivor Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life Only or Joint and Survivor Life Only fixed annual payment amount based on the terms of your Contract, or

● the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount, you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. If no withdrawals have occurred after the youngest Designated Life reached age 59½, then the Withdrawal Percentage and corresponding Protected Payment Amount will be based on the age when the Surviving Spouse first takes a withdrawal. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract in the Prospectus.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

● the date of the death of all Designated Lives eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

● if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day that we are notified of an ownership change and neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA) (this bullet does not apply if this Rider is issued in California),

● in California, if neither Designated Life is an Owner (or Annuitant in the case of a custodial owned IRA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select 2 (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date provided that on the Rider Effective Date:

● the Designated Life is 85 years of age or younger, and

● the Owner and Annuitant is the same person (except for Non-Natural Owners),

● the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

● you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

● Joint Owners may not purchase this Rider.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset, and is equal to the Enhanced Income Percentage multiplied by the Protected Payment Base, less withdrawals made during the current Contract Year. This amount will never be less than zero (0). Any allowable Enhanced Income Amount not withdrawn during a Contract Year can be withdrawn the following Contract Year. This amount is referred to as the Income Rollover Amount as defined further below.

Enhanced Income Percentage – When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Reset occurs. The Enhanced Income Percentages table is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Enhanced Income Amount plus any Income Rollover Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), this is the amount that will be paid each Contract Year. See Depletion of Contract Value below. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is reduced to zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Income Rollover Amount – Any unused Enhanced Income Amount from the prior Contract Year that is available for withdrawal without reducing the Protected Payment Base. The Income Rollover Amount will not be carried over more than one Contract Year and is not cumulative. This amount is not adjusted for any subsequent Purchase Payments or resets (Automatic or Owner-Elected). The Income Rollover Amount is only available the year after the Designated Life reaches age 59½ and a withdrawal is taken. The Income Rollover Amount will not apply in a Contract Year if the Income Rollover Amount is greater than the Contract Value on any Contract Anniversary.

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

● the first withdrawal since the Rider Effective Date, or

● 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount plus any Income Rollover Amount, regardless of market performance, until the Contract Value equals zero (0). This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Contract Value equals zero (0) through a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), you will receive the Guaranteed Lifetime Income Amount until the death of the Designated Life or when a death benefit becomes payable under the Contract. See Depletion of Contract Value below. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is at least $1.00 greater than the Protected Payment Base (which includes the Annual Credit Amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

If the Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base less any withdrawals made during the current Contract Year. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See Examples 7 and 8 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

● The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

● For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

● An Automatic Reset (if the Protected Payment Base plus any applicable Annual Credit is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. . See Reset of Protected Payment Base subsection.

● A withdrawal that is less than or equal to the amount allowed each Contract Year (the Enhanced Income Amount plus any Income Rollover Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Enhanced Income Amount plus any applicable Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount plus any applicable Income Rollover Amount, see the Withdrawal of Enhanced Income Amount subsection. See Examples 3 and 4 of the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Enhanced Income Amount plus any applicable Income Rollover Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Enhanced Income Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount plus any Income Rollover Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year (the “Income Rollover Amount”) may be carried over to the next Contract Year and is available for withdrawal during that Contract Year only. Income Rollover Amounts are not cumulative. If a withdrawal does not exceed the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals during a Contract Year will first be taken from any available Income Rollover Amount then from the current year’s Enhanced Income Amount. Any Income Rollover Amount is not adjusted by subsequent Purchase Payments.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount plus any Income Rollover Amount. Withdrawals that exceed the Enhanced Income Amount plus any Income Rollover Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of the adjustments to the

Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount plus any Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount plus any Income Rollover Amount or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

● only RMD withdrawals are made from the Contract during the Contract Year.

Once a withdrawal occurs, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated or restarted by any Automatic or Owner Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (0) (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount (excluding an RMD Withdrawal), the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount, (except that an RMD Withdrawal may exceed the Enhanced Income Amount plus any Income Rollover Amount), the following will apply:

● the remaining Enhanced Income Amount will be paid automatically for that Contract Year. The Income Rollover Amount will no longer apply going forward. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the date of death of the Designated Life,

● the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the date of death of the Designated Life,

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credits are applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. See Example 8 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life Only fixed annual payment amount based on the terms of your Contract, or

● the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Enhanced Income Amount or Guaranteed Lifetime Income Amount you are entitled to receive under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may not re-purchase this Rider, any payments under the Rider will cease, and the Rider will terminate.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

● the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).
Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT). The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select 2 (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII Rider– Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date if you meet the following eligibility requirements:

● the Contract is issued as:

● Non-Qualified Contract (this Rider is not available if this is a post-death Non-Qualified Contract, the Owner is a trust or other entity), or

● Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p), except for Inherited IRAs, Inherited Roth IRAs, or Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

● both Designated Lives are 85 years or younger,

● you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT,

● the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

● any Owner/Annuitant is a Designated Life (except for custodial owned IRA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

● a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

● Joint Owners, where the Owners are each other’s Spouses, or

● if the Contract is issued as a custodial owned IRA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

● be the Owner (or Annuitant, in the case of a custodial owned IRA), or

● remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the youngest Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset, and is equal to the Enhanced Income Percentage multiplied by the Protected Payment Base, less withdrawals made during the current Contract Year. This amount will never be less than zero (0). Any allowable Enhanced Income Amount not withdrawn during a Contract Year can be withdrawn the following Contract Year. This amount is referred to as the Income Rollover Amount as defined further below.

Enhanced Income Percentage - When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the youngest Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Reset occurs. The Enhanced Income Percentages table is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Enhanced Income Amount plus any Income Rollover Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), this is the amount that will be paid each Contract Year. See Depletion of Contract Value below. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is reduced to zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Income Rollover Amount – Any unused Enhanced Income Amount from the prior Contract Year that is available for withdrawal without reducing the Protected Payment Base. The Income Rollover Amount will not be carried over more than one Contract Year and is not cumulative. This amount is not adjusted for any subsequent Purchase Payments or resets (Automatic or Owner-Elected). The Income Rollover Amount is only available the year after the youngest Designated Life reaches age 59½ and a withdrawal is taken. The Income Rollover Amount will not apply in a Contract Year if the Income Rollover Amount is greater than the Contract Value on any Contract Anniversary.

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA).

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

● the first withdrawal since the Rider Effective Date, or

● 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount plus any Income Rollover Amount, regardless of market performance, until the Contract Value equals zero (0). This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit Amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Contract Value equals zero (0) through a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), you will receive the Guaranteed Lifetime Income Amount until the death of all Designated Lives eligible for lifetime benefits. See Depletion of Contract Value below. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is at least $1.00 greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

If the youngest Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base less any withdrawals made during the current Contract Year. If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the youngest Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See Examples 7 and 8 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

● The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

● For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

● An Automatic Reset (if the Protected Payment Base plus any applicable Annual Credit is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See Reset of Protected Payment Base below.

● A withdrawal that is less than or equal to the amount allowed each Contract Year (the Enhanced Income Amount plus any Income Rollover Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Enhanced Income Amount plus any Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced

Income Amount plus any applicable Income Rollover Amount, see the Withdrawal of Enhanced Income Amount subsection. See Examples 3 and 4 of the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See the Annuitization subsection below.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Enhanced Income Amount plus any applicable Income Rollover Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Enhanced Income Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount plus any Income Rollover Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year (the “Income Rollover Amount”) may be carried over to the next Contract Year and is available for withdrawal during that Contract Year only. Income Rollover Amounts are not cumulative. If a withdrawal does not exceed the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals during a Contract Year will first be taken from any available Income Rollover Amount then from the current year’s Enhanced Income Amount. Any Income Rollover Amount is not adjusted by subsequent Purchase Payments.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount plus any Income Rollover Amount. Withdrawals that exceed the Enhanced Income Amount plus any Income Rollover Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount plus any Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount plus any Income Rollover Amount or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only,

● only RMD withdrawals are made from the Contract during the Contract Year, and

● the youngest Designated Life is age 59½ or older.

Once a withdrawal occurs, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated or restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (0) (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount (excluding an RMD withdrawal), the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount, (except that an RMD Withdrawal may exceed the Enhanced Income Amount plus any Income Rollover Amount), the following will apply:

● the remaining Enhanced Income Amount will be paid automatically for that Contract Year. The Income Rollover Amount will no longer apply going forward. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

● the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the death of all Designated Lives,

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credits are applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the youngest Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. See Example 8 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only or Joint and Survivor Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life Only or Joint and Survivor Life Only fixed annual payment amount based on the terms of your Contract, or

● the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Enhanced Income Amount. or Guaranteed Lifetime Income Amount you are entitled to receive under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Enhanced Income Amount plus any Income Rollover Amount until the Contract Value is reduced to zero (0) and then receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If the Contract Value is equal to zero (0) when the Owner dies, the Surviving Spouse will receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse or until the rider terminates. See the Termination subsection below. If no withdrawals have occurred after the youngest Designated Life reached 59½ and the Contract Value is greater than zero (0), the Enhanced Income Percentage and corresponding Enhanced Income Amount will be based on the age when the Surviving Spouse first takes a withdrawal. If the youngest Designated Life reached 59½ or older and the Contract Value is depleted to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount, the Surviving Spouse will receive the Guaranteed Lifetime Income Percentage and corresponding Guaranteed Lifetime Income Amount applicable to their Contract regardless of when the first withdrawal occurred. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

● the date of the death of all Designated Lives eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

● the date of death of the first Designated Life eligible for lifetime benefits, if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA)or the Owner being a trust (this bullet does not apply if this Rider is issued in California),,

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

● the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE & JOINT). The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII - Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

● the Designated Life is 85 years of age or younger,

● the Owner and Annuitant is the same person (except for Non-Natural Owners),

● the Contract is not issued as an Inherited IRA, Inherited Roth IRA, or Non-Qualified Life Expectancy (Stretch), and

● you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5.60% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020, 5.00% for the Rider Version in effect on or after May 1, 2020 and before May 1, 2023) of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5.60% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020, 5.00% for the Rider Version in effect on or after May 1, 2020 and before May 1, 2023) of the Protected Payment Base computed on that date. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will equal 5.60% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020, 5.00% for the Rider Version in effect on or after May 1, 2020 and before May 1, 2023) of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is 5.60% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020, 5.00% for the Rider Version in effect on or after May 1, 2020 and before May 1, 2023) of the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5.60% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020, 5.00% for the Rider Version in effect on or after May 1, 2020 and before May 1, 2023) of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

● the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

● the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life Only fixed annual payment amount based on the terms of your Contract, or

● the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any subsequent Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

● the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

● the day you exchange this Rider for another withdrawal benefit Rider,

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero as a result of an Excess Withdrawal (see Rider Terms), and the Designated Life is age 65 or older, or

● the day the Contract Value is reduced to zero if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

● the Contract is issued as:

● Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

● Qualified Contract under Code Section 408(a), 408(k), 408A, or 408(p), except for Inherited IRAs, Inherited Roth IRAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

● both Designated Lives are 85 years or younger,

● you allocate your entire Value according to the Investment Allocation Requirements APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT,

● the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

● any Owner/Annuitant is a Designated Life (except for custodial owned IRA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

● a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

● Joint Owners, where the Owners are each other’s Spouses, or

● if the Contract is issued as a custodial owned IRA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

● be the Owner (or Annuitant, in the case of a custodial owned IRA), or

● remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5.0% (4.5% for riders issued before May 1, 2023)% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5.0% (4.5% for riders issued before May 1, 2023)% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 65, the Protected Payment Amount will equal 5.0% (4.5% for riders issued before May 1, 2023)% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is 5.0% (4.5% for riders issued before May 1, 2023)% of the Protected Payment Base. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5.0% (4.5% for riders issued before May 1, 2023)% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

● such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

● you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

● the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

● the youngest Designated Life is age 65 or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

● the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

● the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

● no additional Purchase Payments will be accepted under the Contract, and

● the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint and Survivor Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

● the Life Only or Joint and Survivor Life Only fixed annual payment amount based on the terms of your Contract, or

● the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

● the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

● the date of the death of all Designated Lives eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

● upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

● if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

● the day the Contract is terminated in accordance with the provisions of the Contract,

● the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

● in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

● the day you exchange this Rider for another withdrawal benefit Rider,

● the Annuity Date (see the Annuitization subsection for additional information),

● the day the Contract Value is reduced to zero as a result of an Excess Withdrawal (see Rider Terms) and the youngest Designated Life is age 65 or older, or

● the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A is a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska, due to the redomicile to a Nebraska corporation.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of ours other than those arising from the Contracts and any other contracts supported by the Separate Account. We are obligated to pay all amounts promised to investors under the Contracts.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the More on Federal Tax Issues section in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.80%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts are added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

● made on or after the date you reach age 59½,

● made by a Beneficiary after your death,

● attributable to your becoming disabled,

● any payments annuitized using a life contingent annuity option,

● attributable to an investment in the Contract made prior to August 14, 1982, or

● any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated Beneficiary.

Withdrawals from a Qualified Contract have a similar 10% additional tax and have similar exceptions (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of adjustments, if any. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial professionals may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 722-4448, or on our website at www.PacificLife.com. Financial professionals can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

A post-death 1035 exchange of Non-Qualified assets may be available for beneficiaries who have elected to receive lifetime payments under Section 72(s) of the Code. Note that we reserve the right to restrict the maximum issue age for this type of transaction. Additionally, we will not accept additional purchase payments or allow a change in ownership (including collateral assignment requests) for a Contract issued via a post-death 1035 exchange of Non-Qualified assets.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days be treated as if it was received as taxable “boot” during the exchange. Such determination will be made by the IRS, using general tax principles, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) are not prohibited during the 180 calendar days following an exchange. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Additional Tax for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% additional tax imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include, but are not limited to, distributions:

● made to a beneficiary after the owner’s/participant’s death,

● attributable to the owner/participant becoming disabled under Section 72(m)(7),

● that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, and commence after you have separated from service (if payments are made from a qualified retirement plan),

● for certain higher education expenses (IRAs only),

● used to pay for certain health insurance premiums or medical expenses (IRAs only),

● for costs related to the purchase of your first home (IRAs only), and

● (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

You should consult with your tax advisor for the full list of exceptions to see if one or more apply to your particular circumstances.

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, that are permitted to be rolled over to an eligible retirement plan, are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA.

Distributions that are not an eligible rollover distribution include:

● any distribution that is a minimum distribution required under the Code, which includes any annuity payment made on or after January 1 of the year you turn age 73 (or 70 ½ if born prior to July 1, 1949 or 72 if born prior to January 1, 1951);

● any portion of the distribution that is not includable in gross income because it is a return of any after-tax contributions;

● any distribution that is part of a series of substantially equal periodic payments made over your life or the lives or you and your designated beneficiary, or made for fixed period of at least 10 years.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of adjustments, if any. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, Code Section 401 plans, 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% additional tax. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches their RMD Age ( 70½ if born prior to July 1, 1949 or 72 if born prior to January 1, 1951). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches their RMD Age, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These EDBs may take their distributions over the EDB's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained their RMD Age, or the surviving spouse’s RBD.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released final regulations that require a beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant died after his RBD and had begun receiving minimum distributions. These final regulations require the beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new final regulations and the impact they may have on your situation.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited

IRA. If a Beneficiary was subject to the 5-year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

● no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches their RMD Age,

● must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

● may be further limited to comply with the RMD requirements for beneficiaries (e.g. the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns reaches their RMD Age are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401 or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 73 (or 70½ if born prior to July 1, 1949 or 72 if born prior to January 1, 1951). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% additional tax is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% additional tax is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover for any distribution received within a 12-month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any distribution received from any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax-exempt employers may defer compensation through an eligible plan under Code Section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% additional tax on distributions prior to age 59½. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Funds held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Fund held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Fund held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Fund in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Fund held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Funds held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Fund shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

● your Contract Value allocated to the Subaccount corresponding to that Fund, divided by

● the net asset value per share of that Fund.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners must be under the age of 86 at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. Contract ownership changes may change the Return of Purchase Payments Death Benefit calculations. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits. In addition, Contract ownership changes may terminate certain living benefit riders. See the Termination subsection for a particular living benefit rider in the LIVING BENEFIT RIDERS section. Work with your financial professional prior to making any ownership changes.

If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections Section 408, you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. For certain Contracts, you may only add a Joint Annuitant on the Annuity Date. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

See ADDITIONAL INFORMATION – State Variations for Contracts issued in California.

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner (or Annuitant in the case of a Non-Natural Owner), as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and applicable state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

● cease offering any Subaccount;

● add or change designated investment companies or their funds, or other investment vehicles;

● add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Subaccount;

● permit conversion or exchanges between funds and/or classes of contracts based on the Owners’ requests;

● add, remove or combine Subaccounts;

● combine the assets of any Subaccount with any other of our separate accounts or of any of our affiliates;

● register or deregister Separate Account A or any Subaccount under the 1940 Act;

● operate any Subaccount as a managed investment company under the 1940 Act, or any other form permitted by law;

● run any Subaccount under the direction of a committee, board, or other group;

● restrict or eliminate any voting rights of Owners with respect to any Subaccount or other persons who have voting rights as to any Subaccount;

● make any changes required by the 1940 Act or other federal securities laws;

● make any changes necessary to maintain the status of the Contracts as annuities under the Code;

● make other changes required under federal or state law relating to annuities;

● suspend or discontinue sale of the Contracts; and

● comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professionals may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, transfer requests, and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of Business Day, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. Subject to applicable law, as documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

● There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

● You should provide a current e-mail address and notify us promptly when your e-mail address changes.

● You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

● You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

● For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

● Electronic delivery will be cancelled if e-mails are returned undeliverable.

● This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, unscheduled partial withdrawals, a full withdrawal and living benefit rider Automatic or Owner Elected Resets. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible, preferably within 90 calendar days from receiving the transaction confirmation or if the transaction is first confirmed on the quarterly statement, within 90 calendar days of receiving the quarterly statement. When you write, tell us your name, contract number and a description of the suspected error.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to 7.50% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into administrative and/or services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Funds purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Variations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

Arizona. For Owners 65 years of age or older on the application date, the Free Look period is 30 calendar days.

Connecticut. See the Termination subsections of the CoreIncome Advantage Select (Single and Joint) riders for Connecticut Owner change distinctions.

Florida. The Free Look period is 21 calendar days.

Idaho, North Dakota, Rhode Island, and Texas. The Free Look period is 20 calendar days.

California. Variations for California are set forth below:

SPECIAL TERMS

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life will also be used to determine death benefits and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. If you name Joint Annuitants, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. If the Contract is a Non-Qualified Contract, you cannot change the Annuitant. You may add a Joint Annuitant only on the Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any owner or Annuitant dies.

Contingent Annuitant – A Contingent Annuitant is not available for California issued Contracts. Any references to a Contingent Annuitant do not apply to California issued Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

OVERVIEW OF THE CONTRACT

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the death benefit amount depends on who dies first and the type of Contract you own. For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

Earnings Enhancement Death Benefit (EEDB)

This optional Rider may provide for an additional amount (EEDB Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of an Annuitant’s death. You may buy this Rider when you buy your Contract or within 60 calendar days after the Contract Date. If you buy this Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date. For more information about EEDB see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Earnings Enhancement Death Benefit (EEDB).

BUYING YOUR CONTRACT

The maximum age of a Contract Owner/Annuitant, including Joint Owners and Joint Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

CHARGES, FEES AND ADJUSTMENTS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

● the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

● the maximum annual withdrawal amount allowed under a living benefit rider (See LIVING BENEFIT RIDERS),

● death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section in this State Variations section for certain Non-Natural Owners,

● amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option), or

● withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

● If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date.

● If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date.

No Annuitant (sole or Joint) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date upon the death of the first Annuitant or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options. See the Death of First Annuitant and Death of Owner subsection below for payout amount information.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. If proceeds are used to purchase an Annuity Option from us, such proceeds will be reduced by any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The sole surviving Annuitant’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

● Owner,

● Joint Owner,

● Beneficiary, or

● Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death of First Annuitant

If the first Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Death of Owner

If the Owner (who is not also an Annuitant) dies before the Annuity Date and prior to the death of an Annuitant, the death benefit amount paid will be the Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Qualified Contracts – General Rules section.

Spousal Continuation

Generally, a sole designated recipient who is the spouse of the deceased Annuitant or Owner may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) rather than receive the proceeds in a lump sum and continue the Contract until the earliest of the spouse’s death, or the Annuity Date. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. Please refer to the living benefit rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Annuitant’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. The Death Benefit Amount will apply if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Death Benefit Amount less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing. The Owner may revoke the designation only in writing. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant and must conclude within 10 years of the EDB’s death. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have been required to commence RMDs, or when the surviving spouse is required to commence RMDs.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. If the Owner/Annuitant dies after RMDs were required to commence, the Designated Beneficiary must take RMDs during the 10-year period following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments. If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

WITHDRAWALS

The Right to Cancel (“Free Look”) section is amended to include the following:

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the calendar day you receive your Contract. If you are a California applicant age 60 or older you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

● We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Fidelity® VIP Government Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 calendar days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity® VIP Government Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

● If you specifically instruct us to allocate all or any portion of any additional Purchase Payment we receive to any Variable Investment Option other than the Fidelity® VIP Government Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

● If you request a transfer of all or any portion of your Contract Value from the Fidelity® VIP Government Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

● If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

● We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

● If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

● Once you elect this option, it may not be changed.

ADDITIONAL INFORMATION

Annuitant or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. You may only add a Joint Annuitant on the Annuity Date. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner or Annuitant dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner or Annuitant, as applicable. Any change or addition will generally take effect only when we receive all necessary documents and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

District of Columbia. Free Look – Purchase Payments are returned in the event the Contract is cancelled within the Free Look period.

Florida. For Owners 64 years of age or younger on the application date, the Free Look period is 14 calendar days. For Owners 65 years of age or older on the application date, the Free Look period is 21 calendar days.

North Dakota. The Free Look period is 20 calendar days.

End of State Variations subsection.

Financial Statements

Pacific Life’s financial statements and the financial statements of Separate Account A of Pacific Life are incorporated by reference in the Statement of Additional Information to the filed Form N-VPFS.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Contract.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by and subject to our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts. This disclosure is, however, subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. If your withdrawal leaves you with a Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Contract Value to an amount less than $1,000 and there is a withdrawal benefit rider in effect.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The DCA Plus Fixed Option offers you a guaranteed minimum interest rate. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract.

The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum amount you may allocate to the DCA Plus Fixed Option. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that Business Day as a result of any:

● interest, plus

● Purchase Payments allocated to the DCA Plus Fixed Option, plus

● any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that Business Day as a result of any;

● transfers,

● withdrawals, including any applicable withdrawal charges,

● amounts applied to provide an annuity,

● annual fees, and

● charges for premium taxes and/or other taxes.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

● the date death benefit proceeds become payable under the Contract,

● the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

● the date the Contract is terminated, or

● the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

Currently, you can choose a Guarantee Term of 6 or 12 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The Business Day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same Business Day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that Business Day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payment in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payment is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Investment Options available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://pacificlife.onlineprospectus.net/pacificlife/products/. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. Availability of Funds may vary by financial intermediary. For information about which Funds are available to you, please contact your financial professional or call us at the number above.

Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Living Benefit Investment Allocation Requirements section after the Fund table below.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	American Funds IS American High-Income Trust Class 4; Capital Research and Management Company℠	0.83%[1]	9.39%	5.29%	5.06%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management Company℠	0.79%	16.11%	8.04%	8.05%
The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.	American Funds IS Capital Income Builder® Class 4; Capital Research and Management Company℠	0.78%[1]	9.93%	5.75%	5.17%
Provide, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds IS Capital World Bond Fund Class 4; Capital Research and Management Company℠	0.98%	-3.32%	-2.65%	-0.33%
Provide you with long-term growth of capital while providing current income.	American Funds IS Capital World Growth and Income Fund Class 4; Capital Research and Management Company℠	0.92%[1]	13.70%	7.04%	8.17%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	American Funds IS Global Balanced Fund Class 4; Capital Research and Management Company℠	1.01%[1]	6.32%	4.56%	5.65%
Provide long-term growth of capital.	American Funds IS Global Growth Fund Class 4; Capital Research and Management Company℠	0.91%[1]	13.39%	9.49%	10.46%
Provide long-term growth of capital.	American Funds IS Global Small Capitalization Fund Class 4; Capital Research and Management Company℠	1.15%[1]	2.12%	2.74%	5.54%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management Company℠	0.84%	31.29%	18.53%	16.29%
Seeks to provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management Company℠	0.78%	23.93%	12.73%	11.93%
Provide long-term growth of capital.	American Funds IS International Fund Class 4; Capital Research and Management Company℠	1.03%	2.93%	0.97%	3.75%
Provide long-term growth of capital while providing current income.	American Funds IS International Growth and Income Fund Class 4; Capital Research and Management Company℠	1.06%	3.11%	2.28%	3.73%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	American Funds IS Managed Risk Asset Allocation Fund Class P2; Capital Research and Management Company℠	0.90%	14.63%	5.30%	5.88%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide long-term capital appreciation.	American Funds IS New World Fund® Class 4; Capital Research and Management Company℠	1.07%[1]	6.33%	4.29%	5.96%
Provide as high a level of current income as is consistent with the preservation of capital.	American Funds IS The Bond Fund of America Class 4; Capital Research and Management Company℠	0.73%[1]	0.98%	0.07%	1.42%
Provide a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds IS U.S. Government Securities Fund Class 4; Capital Research and Management Company℠	0.75%[1]	0.44%	-0.13%	0.84%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds IS Washington Mutual Investors Fund Class 4; Capital Research and Management Company℠	0.75%[1]	18.85%	11.92%	9.99%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.32%[1]	11.64%	7.14%	6.74%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.01%[1]	8.93%	5.72%	5.32%
Seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%	33.45%	16.74%	13.33%
Seeks high total return.	Fidelity® VIP FundsManager® 60% Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%[1]	9.45%	6.41%	6.51%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Company LLC	0.35%	5.00%	2.27%	1.54%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.89%	5.78%	2.54%	3.34%
Seeks to provide total return.	First Trust Dorsey Wright Tactical Core Portfolio Class I; First Trust Advisors L.P.	1.30%[1]	12.53%	5.61%	N/A
Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I; First Trust Advisors L.P.	1.18%	6.01%	4.48%	6.14%
Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund Class 4; Franklin Advisers, Inc.	0.92%[1]	8.89%	5.45%	5.25%
To maximize income while maintain prospects for capital appreciation.	Franklin Income VIP Fund Class 2; Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks capital appreciation.	Franklin Mutual Global Discovery VIP Fund Class 2; Franklin Mutual Advisers, LLC	1.16%	4.66%	6.42%	5.87%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund Class 2; Franklin Advisers, Inc.	0.88%[1]	10.79%	10.30%	10.44%
Seeks capital appreciation.	Invesco Oppenheimer V.I. International Growth Fund Series II; Invesco Advisers, Inc.	1.25%[1]	-1.81%	2.83%	4.15%
Total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund Series II; Invesco Advisers, Inc.	1.06%[1]	3.56%	2.51%	3.57%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund Series II; Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
Seeks capital appreciation.	Invesco V.I. Global Fund Series II; Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund Series II; Invesco Advisers, Inc.	1.27%	-2.11%	-2.64%	1.26%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio Service Shares; Janus Henderson Investors US LLC	0.87%	15.15%	8.06%	8.40%
Maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio Service Shares; Janus Henderson Investors US LLC	0.82%[1]	1.63%	0.09%	1.35%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	1.14%	6.72%	1.90%	3.73%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Service Class; Lincoln Financial Investments Corporation ("LFI")	1.01%[1]	8.52%	7.13%	7.87%
Seeks to provide total return.	Macquarie VIP Asset Strategy Series Service Class; Delaware Management Company	0.85%[1]	12.44%	6.56%	5.27%
Seeks to provide capital growth and appreciation.	Macquarie VIP Energy Series Service Class; Delaware Management Company	1.11%[1]	-5.60%	5.79%	-1.89%
Seeks total return.	MFS Utilities Series – Service Class; Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
Seeks total return.	MFS® Total Return Series – Service Class; Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks capital appreciation.	Pacific Select Fund Bond Plus Portfolio Class I; Pacific Life Fund Advisors, LLC	0.64%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Select Fund Core Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.76%	2.78%	1.19%	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Loomis Sayles & Company, L.P.)	0.64%	1.62%	-1.50%	1.60%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%[1]	13.24%	10.39%	11.10%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC)	1.04%[1]	6.88%	0.80%	3.15%
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Goldman Sachs Asset Management, L.P.)	1.04%[1]	-1.52%	-2.91%	1.64%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.28%	24.66%	14.22%	12.78%
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.79%[1]	13.88%	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class I; Pacific Life Fund Advisors LLC	0.79%[1]	12.18%	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.92%	8.05%	5.78%	4.97%
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	27.95%	14.12%	14.92%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.78%	31.82%	14.82%	15.10%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	1.14%	4.04%	6.23%	8.90%
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.85%	17.87%	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.63%	7.14%	3.74%	4.62%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	1.32%	2.36%	1.95%	2.15%
Seeks to maximize total return.	Pacific Select Fund Intermediate Bond Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.64%	2.11%	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Pacific Select Fund International Equity Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.66%[1]	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Growth Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.95%	7.39%	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	1.00%[1]	3.68%	5.81%	6.62%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC.)	1.15%[1]	-0.98%	3.51%	4.89%
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.91%	3.89%	6.62%	5.23%
Seeks long-term growth of capital.	Pacific Select Fund Large-Cap Core Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.68%	23.96%	12.72%	11.62%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC)	0.86%[1]	29.97%	14.28%	14.12%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Pacific Select Fund Large-Cap Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.64%[1]	N/A	N/A	N/A
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.84%	7.97%	9.11%	8.43%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Federated MDTA LLC)	0.88%[1]	2.48%	8.27%	10.17%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio Class I (formerly called Pacific Select Fund Mid-Cap Equity Portfolio Class I); Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.65%[1]	14.95%	10.24%	10.26%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	10.31%	9.80%	8.89%
Seeks high, long-term growth of capital.	Pacific Select Fund Pacific Dynamix – Aggressive Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	N/A	N/A	N/A
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	8.54%	4.39%	4.81%
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	13.90%	8.00%	7.78%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	12.12%	6.63%	6.49%
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.97%	12.37%	6.94%	7.26%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.90%	6.38%	2.04%	3.14%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.94%	11.36%	6.20%	6.65%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.92%	11.21%	5.44%	5.81%
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	8.41%	3.67%	4.45%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF Avantis Balanced Allocation Portfolio Class I (formerly called Class D); Pacific Life Fund Advisors LLC	0.65%	11.54%	6.36%	7.19%
Seeks capital appreciation.	Pacific Select Fund QQQ Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.60%[1]	N/A	N/A	N/A
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.99%[1]	7.51%	4.16%	5.23%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.64%	4.87%	1.62%	1.67%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.94%[1]	9.70%	7.54%	7.33%
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	6.55%	6.17%	8.14%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.58%	10.84%	6.77%	7.20%
Seeks capital appreciation.	Pacific Select Fund Small-Cap Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.69%[1]	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Avantis Investors by American Century)	0.83%[1]	6.18%	5.91%	6.30%
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM LLC)	1.04%[1]	37.45%	17.76%	14.72%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Total Return Portfolio Class I (formerly called Pacific Select Fund Managed Bond Portfolio Class I); Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.92%	2.70%	0.15%	1.65%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.87%[1]	16.50%	8.89%	8.41%
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (Putnam Investment Management, LLC)	0.86%[1]	10.14%	5.17%	6.22%
Seeks maximum real return, consistent with prudent investment management.	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class; Pacific Investment Management Company, LLC	2.38%[1]	3.97%	6.98%	1.55%
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.16%	5.30%	2.61%	N/A
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.75%[1]	-11.37%	-4.85%	-2.03%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Class S; Van Eck Associates Corporation	1.30%	-3.09%	7.28%	0.57%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

FIXED OPTIONS (OFFERED UNDER DCA PLUS) AVAILABLE UNDER THE CONTRACT

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before do so. See YOUR INVESTMENT OPTIONS – Your Fixed Options in the Prospectus for more information.

Name	Term	Minimum Guaranteed Interest Rate
DCA Plus Fixed Option (unregistered fixed option)	6 months*	3%
DCA Plus Fixed Option (unregistered fixed option)	12 months*	3%

* 6 or 12 month terms are currently offered. However, DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

The DCA Plus Fixed Option is part of PLIC’s General Account assets. These General Account assets include all assets of PLIC other than those held in the Separate Accounts sponsored by PLIC or its affiliates.

Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Contract interest credited to your Fixed Option during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors. See the DCA Plus Fixed Option section for additional information.

LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS

Investment Allocation Requirements

At initial purchase and during the entire time you own an optional living benefit Rider, you must allocate your entire Contract Value to Investment Options we make available for these Riders. You may allocate your Contract Value 100% among the allowable Investment Options. You may also use the DCA Plus program to transfer amounts to Investment Options listed below.

Currently, the allowable Investment Options for Future Income Generator (Single and Joint) issued before November 1, 2023, Enhanced Income Select 2 (Single and Joint), and the CoreIncome Advantage Select (Single and Joint) are as follows:

Allowable Investment Options

American Funds IS Asset Allocation Fund

American Funds IS Managed Risk Asset Allocation Fund

BlackRock Global Allocation V.I. Fund

PSF Avantis Balanced Allocation Portfolio

Fidelity® VIP FundsManager 60% Portfolio

PSF ESG Diversified Portfolio

First Trust/Dow Jones Dividend & Income Allocation Portfolio

Franklin Allocation VIP Fund

PSF Hedged Equity Portfolio

Invesco V.I. Balanced-Risk Allocation Fund

Macquarie VIP Asset Strategy

Janus Henderson Balanced Portfolio

MFS Total Return Series

Pacific Dynamix – Conservative Growth Portfolio

Pacific Dynamix – Moderate Growth Portfolio

Portfolio Optimization Conservative Portfolio

Portfolio Optimization Moderate-Conservative Portfolio

Portfolio Optimization Moderate Portfolio

If you purchase the Future Income Generator (Single and Joint) on or after November 1, 2023, all Investment Options are currently allowable under the rider.

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your rider may terminate.

By adding an optional living benefit rider to your Contract, you agree to the investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract.

We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, fund liquidation, or to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying fund’s investment objective and principal investment strategies, or changes in general market conditions). If you have already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying fund is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required as a result of a fund liquidation or fund substitution that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you to do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days starting from the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Our right to add or remove allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract.

APPENDIX: FUTURE INCOME GENERATOR (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentages. The Annual Credit Percentage and Withdrawal Percentages are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

The examples apply to Future Income Generator (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Annual Credit = $0

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● No withdrawals taken.

● Annual Credit Percentage of 7%

● Protected Payment Amount = 5% of Protected Payment Base.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688

Immediately after the $25,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, is increased by the Purchase Payment amount to $125,000 ($100,000 + $25,000). The Protected Payment Amount after the Purchase Payment is equal to $6,250 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $8,750 (7% of total Purchase Payments) is applied to the Protected Payment Base, increasing it to $133,750. On Year 2 Contract Anniversary, the Protected Payment Base (after the Annual Credit) is higher than the Contract Value, so no automatic reset occurs. The Protected Payment Amount on that Contract Anniversary is equal to $6,688 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

● Annual Credit Percentage of 7%.

● Protected Payment Amount = 5% of Protected Payment Base.

● Automatic Resets at Beginning of Contract Years 4 and 5.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688
Activity		$4,000	$128,000		$133,750	$2,688
Year 3 Contract Anniversary			$130,000	NA	$133,750	$6,688
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$145,000	NA	$133,750	$6,688
Year 4 Contract Anniversary	(After Automatic Reset)		$145,000	NA	$145,000	$7,250
Activity		$7,250	$142,000		$145,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$150,000	NA	$145,000	$7,250
Year 5 Contract Anniversary	(After Automatic Reset)		$150,000	NA	$150,000	$7,500

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($6,688):

● the Protected Payment Base remains unchanged; and

● since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($130,000) is less than the Protected Payment Base ($133,750), no Automatic Reset occurs. The Protected Payment Amount will be $6,688 (5% of the Protected Payment Base).

At Year 4 Contract Anniversary, the Protected Payment Base ($133,750) was less than the Contract Value ($145,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,250 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($7,250) the Protected Payment Base remains unchanged.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,500 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

● Annual Credit Percentage of 7%.

● Protected Payment Amount = 5% of Protected Payment Base.

● Contract Value immediately before withdrawal = $130,000.

● Automatic Reset at Beginning of Contract Year 4.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688
Activity		$30,000	$100,000 (after $30,000 withdrawal)	N/A	$108,471	$0
Year 3 Contract Anniversary			$105,000	N/A	$108,471	$5,424
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$135,000	N/A	$108,471	$5,424
Year 4 Contract Anniversary	(After Automatic Reset)		$135,000	N/A	$135,000	$6,750

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

A withdrawal of $30,000 as the gross amount is requested during Contract Year 2. At the time of the withdrawal, this amount exceeds the free withdrawal amount, so withdrawal charges apply. The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

To determine the net amount in the described scenario, the gross amount is multiplied by (1 – tax percentage withheld) less withdrawal charges. The withdrawal charges equal the difference between the gross withdrawal amount and the free amount multiplied by the withdrawal charge percentage.

• Net Amount = Gross Amount x (1 - .35) – withdrawal charges

In this example:

• Net Amount = $30,000 x (1 - .35) – ($30,000 - $17,500) x 0.08 = $18,500

Because the $30,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($30,000 > $6,688), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit is no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $130,000

● Protected Payment Base = $133,750

● Protected Payment Amount = $6,688 (5% × Protected Payment Base; 5% × $133,750 = $6,688)

● No withdrawals were taken prior to the excess withdrawal

A withdrawal of $30,000 was taken, which exceeds the Protected Payment Amount of $6,688 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $23,312 (total withdrawal amount – Protected Payment Amount; $30,000 – $6,688 = $23,312).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $130,000, which equals the $100,000 after the withdrawal plus the $30,000 withdrawal amount. Numerically, the ratio is 18.90% ($23,312 ÷ ($130,000 – $6,688); $23,312 ÷ $123,312 = 0.1890 or 18.90%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $108,471 (Protected Payment Base × (1 – ratio); $133,750 × (1 – 18.90%); $133,750 × 81.10% = $108,471).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $108,471 = $5,424), less cumulative withdrawals during that Contract Year ($30,000), but not less than zero). Since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($105,000) is less than the Protected Payment Base ($108,471), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($108,471) was less than the Contract Value ($135,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $6,750 (5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 56 years old.

● A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

● Annual Credit Percentage of 7%.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

● Contract Value immediately before withdrawal = $115,000.

● Automatic Reset at Beginning of Contract Year 6.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$0
Activity	$25,000		$125,000	$0	$125,000	$0
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$0
Year 3 Contract Anniversary			$115,000	$8,750	$142,500	$0
Activity		$10,000	$105,000 (after $10,000 withdrawal)	N/A	$130,103	$0
Year 4 Contract Anniversary			$101,000	N/A	$130,103	$0
Activity (Designated Life reaches age 59½)			$98,000	N/A	$130,103	$6,505
Year 5 Contract Anniversary			$114,000	N/A	$130,103	$6,505
Year 6 Contract Anniversary	(Prior to Automatic Reset)		$132,000	N/A	$130,103	$6,505
Year 6 Contract Anniversary	(After to Automatic Reset)		$132,000	N/A	$132,000	$6,600

For an explanation of the values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, since the Contract Value ($115,000) is less than the Protected Payment Base ($133,750) plus the Annual Credit ($8,750), no Automatic Reset occurs. The Protected Payment Amount is $0 (0% of the Protected Payment Base) since the Designated Life has not reached 59½ years of age.

Because the $10,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $10,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $10,000 ÷ $115,000 = 0.0870 or 8.70%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the lesser of (a) the total withdrawal amount ($10,000) ($142,500 - $10,000 = $132,500) or (b) the reduction percentage ($142,500 × 8.70%) = $12,397; $142,500 - $12,397 = $130,103. Since $130,103 is less than $132,500, the new Protected Payment Base is $130,103.

Withdrawal charges do not apply as this amount was within the free withdrawal amount.

At Year 4 Contract Anniversary, since the Contract Value ($101,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs. During Year 4, the Designated Life reaches age 59½ and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 5% of the Protected Payment Base ($130,103) which results in a Protected Payment Amount of $6,505.

At Year 5 Contract Anniversary, since the Contract Value ($114,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs.

At Year 6 Contract Anniversary, since the Contract Value ($132,000) is greater than the Protected Payment Base ($130,103) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 6 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $6,600 (5% × $132,000).

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for the Annual Credit since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is December 20 of each year. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
6/15/2021	$1,875			$100,000	$1,250
9/15/2021	$1,875			$100,000	$0
12/15/2021	$1,875			$100,000	$0
12/20/2021 Contract Anniversary				$100,000	$5,000
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$3,000

Because all withdrawals during the Contract Year (12/20/20 through 11/30/21) were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero. Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD Amount and Contract Anniversary are the same as above. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
06/15/2021	$1,875			$100,000	$1,250
08/01/2021		$4,000		$96,900	$0

On 3/15/21 and 6/15/21 there were RMD Withdrawals of $1,875 that reduced the Protected Payment Amount by the amount of the withdrawals. On 8/1/21 a non-RMD Withdrawal of $4,000 caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $90,000

● Protected Payment Base = $100,000

● Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to an Automatic Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Automatic Resets at Contract Years 2 and 7.

● Withdrawals, are taken each Contract Year:

● Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

● Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

● Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$5,100
3	$5,100	$96,909	$102,000	$5,100
4	$5,100	$97,816	$102,000	$5,100
5	$5,100	$99,691	$102,000	$5,100
6	$5,100	$98,648	$102,000	$5,100
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$5,100
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$6,300
8	$6,300	$97,650	$105,000	$6,300
9	$6,300	$96,875	$105,000	$6,300
10	$6,300	$94,078	$105,000	$6,300
11	$6,300	$98,805	$105,000	$6,300
12	$6,300	$95,478	$105,000	$6,300
13	$6,300	$92,096	$105,000	$6,300
14	$6,300	$88,660	$105,000	$6,300
15	$6,300	$89,168	$105,000	$6,300
16	$6,300	$91,619	$105,000	$6,300
17	$6,300	$92,013	$105,000	$6,300
18	$6,300	$91,349	$105,000	$6,300

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
19	$6,300	$89,626	$105,000	$6,300
20	$6,300	$86,844	$105,000	$6,300
21	$6,300	$82,002	$105,000	$6,300
22	$6,300	$80,099	$105,000	$6,300

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $5,100 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $6,300 (6% of the Protected Payment Base).

Example #8 – Higher Age Band Reached Due to an Owner-Elected Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Owner-Elected Resets at Contract Years 2 and 7.

● Withdrawals, are taken each Contract Year:

● Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

● Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

● Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$98,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Owner-Elected Reset)	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Owner-Elected Reset)	$99,000	$99,000	$4,950
3	$4,950	$96,909	$99,000	$4,950
4	$4,950	$97,816	$99,000	$4,950
5	$4,950	$98,512	$99,000	$4,950
6	$4,950	$98,648	$99,000	$4,950
Year 7 Contract Anniversary	(Before Owner-Elected Reset)	$98,000	$99,000	$4,950

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
Year 7 Contract Anniversary	(After Owner-Elected Reset)	$98,000	$98,000	$5,880
8	$5,880	$97,650	$98,000	$5,880
9	$5,880	$96,875	$98,000	$5,880
10	$5,880	$94,078	$98,000	$5,880
11	$5,880	$97,528	$98,000	$5,880
12	$5,880	$95,478	$98,000	$5,880
13	$5,880	$92,096	$98,000	$5,880
14	$5,880	$88,660	$98,000	$5,880
15	$5,880	$89,168	$98,000	$5,880
16	$5,880	$91,619	$98,000	$5,880
17	$5,880	$92,013	$98,000	$5,880
18	$5,880	$91,349	$98,000	$5,880
19	$5,880	$89,626	$98,000	$5,880
20	$5,880	$86,844	$98,000	$5,880
21	$5,880	$82,002	$98,000	$5,880
22	$5,880	$80,099	$98,000	$5,880

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 65 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is 65 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $4,950 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 70 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is now 70 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $5,880 (6% of the Protected Payment Base).

Example #9 – Lifetime Income.

This example applies to the Future Income Generator (Single) only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset is assumed during the life of the Rider.

● Annual Credit does not apply.

● Contract Value goes to zero during Contract Year 21.

● Death occurs during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$95,900	$100,000	$5,000
2	$5,000	$91,739	$100,000	$5,000
3	$5,000	$87,515	$100,000	$5,000
4	$5,000	$83,227	$100,000	$5,000
5	$5,000	$78,876	$100,000	$5,000
6	$5,000	$74,459	$100,000	$5,000
7	$5,000	$69,976	$100,000	$5,000
8	$5,000	$65,425	$100,000	$5,000
9	$5,000	$60,807	$100,000	$5,000
10	$5,000	$56,119	$100,000	$5,000
11	$5,000	$51,361	$100,000	$5,000
12	$5,000	$46,531	$100,000	$5,000
13	$5,000	$41,629	$100,000	$5,000
14	$5,000	$36,653	$100,000	$5,000
15	$5,000	$31,603	$100,000	$5,000
16	$5,000	$26,477	$100,000	$5,000
17	$5,000	$21,274	$100,000	$5,000
18	$5,000	$15,994	$100,000	$5,000
19	$5,000	$10,633	$100,000	$5,000
20	$5,000	$5,193	$100,000	$5,000
21	$5,000	$0	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Example #10 – Lifetime Income.

This example applies to the Future Income Generator (Joint) only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset is assumed during the life of the Rider.

● Annual Credit does not apply.

● All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

● Surviving Spouse continued Contract upon death of the first Designated Life.

● Contract Value goes to zero during Contract Year 21.

● Surviving Spouse dies during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$95,900	$100,000	$5,000
2	$5,000	$91,739	$100,000	$5,000
3	$5,000	$87,515	$100,000	$5,000
4	$5,000	$83,227	$100,000	$5,000
5	$5,000	$78,876	$100,000	$5,000
6	$5,000	$74,459	$100,000	$5,000
7	$5,000	$69,976	$100,000	$5,000
8	$5,000	$65,425	$100,000	$5,000
9	$5,000	$60,807	$100,000	$5,000
10	$5,000	$56,119	$100,000	$5,000
11	$5,000	$51,361	$100,000	$5,000
12	$5,000	$46,531	$100,000	$5,000
13	$5,000	$41,629	$100,000	$5,000
Activity (Death of first Designated Life) 14	$5,000	$36,653	$100,000	$5,000
15	$5,000	$31,603	$100,000	$5,000
16	$5,000	$26,477	$100,000	$5,000
17	$5,000	$21,274	$100,000	$5,000
18	$5,000	$15,994	$100,000	$5,000
19	$5,000	$10,633	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
20	$5,000	$5,193	$100,000	$5,000
21	$5,000	$0	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 14, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that results in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would termination upon the death of the first Designated Life.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the surviving Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX: ENHANCED INCOME SELECT 2 (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage, Enhanced Income Percentages or the current Guaranteed Lifetime Income Percentage. The Annual Credit Percentage Enhanced Income Percentages, and Guaranteed Lifetime Income Percentage are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

The examples apply to Enhanced Income Select 2 (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Annual Credit = $0

● Protected Payment Base = Initial Purchase Payment = $100,000

● Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● No withdrawals taken.

● Annual Credit Percentage of 6%

● Enhanced Income Amount = 5% of Protected Payment Base

● Automatic Reset at Beginning of Contract Year 2.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$100,000		$200,000	$0	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$10,600
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$11,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Enhanced Income Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $12,000 (6% of total Purchase Payments) is applied to the Protected Payment Base, increasing it to $212,000 (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset). An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value is higher than the Protected Payment Base (after the Annual Credit) (see balances at Year 2 Contract Anniversary – After Automatic Reset). The Enhanced Income Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Enhanced Income Amount & Income Rollover Feature (Including any applicable taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● Annual Credit Percentage of 6%.

● A withdrawal equal to or less than the Enhanced Income Amount is taken during Contract Year 2.

● Enhanced Income Amount = 5% of Protected Payment Base.

● Automatic Resets at Beginning of Contract Years 2 and 3.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount	Income Rollover Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$100,000		$200,000	$0	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$10,600
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$11,000
Activity		$5,000	$221,490 (after $5,000 withdrawal)		$220,000	$6,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$221,490	N/A	$220,000	$11,000	$6,000
Year 3 Contract Anniversary	(After Automatic Reset)		$221,490	N/A	$221,490	$11,075	$6,000
Activity		$15,000	$210,000 (after $15,000 withdrawal)		$221,490	$2,075	$0
Year 4 Contract Anniversary			$210,000	N/A	$221,490	$11,075	$2,075

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Enhanced Income Amount immediately prior to the withdrawal ($11,000):

• the Protected Payment Base remains unchanged; and

• since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Enhanced Income Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $11,075

(5% of the reset Protected Payment Base). Additionally, since there was $6,000 of unused Enhanced Income Amount at the end of Year 2 that amount becomes the Income Rollover Amount at the start of Year 3.

Because the $15,000 withdrawal during Contract Year 3 did not exceed the sum of the $6,000 Income Rollover Amount and the $11,075 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged. The $6,000 Income Rollover Amount is withdrawn first and the remaining $9,000 reduces the Enhanced Income Amount to $2,075.

At Year 4, since the Contract Value is less than the Protected Payment Base no reset occurs. The $2,075 of unused Enhanced Income Amount from Year 3 becomes the Income Rollover Amount at the start of Year 4.

Example #4 – Withdrawal Exceeding Enhanced Income Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● Annual Credit Percentage of 6%.

● Enhanced Income Amount = 5% of Protected Payment Base.

● A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $195,000.

● Automatic Resets at Beginning of Contract Years 2 and 3.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$100,000		$200,000	$0	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$10,600
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$11,000
Activity		$30,000	$165,000 (after $30,000 withdrawal)		$197,274	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$198,000	N/A	$197,274	$9,864
Year 3 Contract Anniversary	(After Automatic Reset)		$198,000	N/A	$198,000	$9,900

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

A withdrawal of $30,000 as the gross amount is requested during Contract Year 2. The gross amount of a withdrawal is used to determine compliance with the rider. Withdrawal charges apply because the amount withdrawn exceeds the free withdrawal amount. If a withdrawal is requested as a net amount, taxes and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1- tax percentage withheld).

● Free amount prior to withdrawal = $20,000

● Withdrawal charges = $30,000-$20,000 = $10,000 x 8% = $800

● $18,980 (Net Amount) ÷ (1 - .35) = $29,200 + $800 = $30,000 (Gross Amount)

Because the $30,000 withdrawal during Contract Year 2 exceeds the $11,000 Enhanced Income Amount immediately prior to the withdrawal ($30,000 > $11,000), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit is no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $195,000

• Protected Payment Base = $220,000

• Enhanced Income Amount = $11,000 (5% × Protected Payment Base; 5% × $220,000 = $11,000)

• No withdrawals were taken prior to the excess withdrawal

• A withdrawal of $30,000 was taken, which exceeds the Enhanced Income Amount of $11,000 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Enhanced Income Amount: $30,000 – $11,000 = $19,000.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Enhanced Income Amount immediately before the withdrawal: $19,000 ÷ ($195,000 - $11,000) = 0.1033 or 10.33%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $220,000 – ($220,000 × 10.33%) = $197,274.

The Enhanced Income Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $220,000) – $30,000 = -$19,000 or $0, since the Enhanced Income Amount can’t be less than zero. Since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 56½ years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● Annual Credit Percentage of 6%.

● A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $221,490.

● Automatic Resets at Beginning of Contract Years 2, 3 and 4.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$0
Activity	$100,000		$100,000	$0	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)		$195,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	N/A	$195,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	N/A	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	N/A	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	N/A	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($220,000 × 11.29%) = $24,838. Since $25,000 is greater than $24,838, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $220,000 – $25,000 = $195,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount is set to $10,250 (5% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Enhanced Income Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for the Annual Credit since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is December 20 of each year. The assumed Enhanced Income Percentage is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
06/15/2021	$1,875			$100,000	$1,250
09/15/2021	$1,875			$100,000	$0
12/15/2021	$1,875			$100,000	$0
12/20/2021 Contract Anniversary				$100,000	$5,000
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$3,000

Because all withdrawals during the Contract Year (12/20/20 through 12/19/21) were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Enhanced Income Amount. In addition, each contract year the Enhanced Income Amount is reduced by the amount of each withdrawal until the Enhanced Income Amount is zero. Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above. The assumed Enhanced Income Percentage is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
06/15/2021	$1,875			$100,000	$1,250
08/01/2021		$4,000		$96,900	$0

On 3/15/21 and 6/15/21 there were RMD Withdrawals of $1,875 that reduced the Enhanced Income Amount by the amount of the withdrawals. On 8/1/21 a non-RMD Withdrawal of $4,000 caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Enhanced Income Amount ($5,000). As the withdrawal exceeded the Enhanced Income Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $90,000

● Protected Payment Base = $100,000

● Enhanced Income Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Enhanced Income Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Enhanced Income Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Enhanced Income Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Enhanced Income Amount); the calculation is based on the Contract Value and the Enhanced Income Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to an Automatic Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Automatic Resets at Contract Years 2 and 7.

● Withdrawals, are taken each Contract Year:

● Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

● Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

● Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$5,100
3	$5,100	$96,909	$102,000	$5,100

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
4	$5,100	$97,816	$102,000	$5,100
5	$5,100	$99,691	$102,000	$5,100
6	$5,100	$98,648	$102,000	$5,100
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$5,100
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$6,300
8	$6,300	$97,650	$105,000	$6,300
9	$6,300	$96,875	$105,000	$6,300
10	$6,300	$94,078	$105,000	$6,300
11	$6,300	$98,805	$105,000	$6,300
12	$6,300	$95,478	$105,000	$6,300
13	$6,300	$92,096	$105,000	$6,300
14	$6,300	$88,660	$105,000	$6,300
15	$6,300	$89,168	$105,000	$6,300
16	$6,300	$91,619	$105,000	$6,300
17	$6,300	$92,013	$105,000	$6,300
18	$6,300	$91,349	$105,000	$6,300
19	$6,300	$89,626	$105,000	$6,300
20	$6,300	$86,844	$105,000	$6,300
21	$6,300	$82,002	$105,000	$6,300
22	$6,300	$80,099	$105,000	$6,300

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Enhanced Income Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $5,100 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $6,300 (6% of the Protected Payment Base).

Example #8 – Higher Age Band Reached Due to an Owner-Elected Reset.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 64 years old.

● No subsequent Purchase Payments are received.

● Owner-Elected Resets at Contract Years 2 and 7.

● Withdrawals, are taken each Contract Year:

● Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

● Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

● Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
1	$4,000	$98,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Owner-Elected Reset)	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Owner-Elected Reset)	$99,000	$99,000	$4,950
3	$4,950	$96,909	$99,000	$4,950
4	$4,950	$97,816	$99,000	$4,950
5	$4,950	$98,512	$99,000	$4,950
6	$4,950	$98,648	$99,000	$4,950
Year 7 Contract Anniversary	(Before Owner-Elected Reset)	$98,000	$99,000	$4,950
Year 7 Contract Anniversary	(After Owner-Elected Reset)	$98,000	$98,000	$5,880
8	$5,880	$97,650	$98,000	$5,880
9	$5,880	$96,875	$98,000	$5,880
10	$5,880	$94,078	$98,000	$5,880
11	$5,880	$97,528	$98,000	$5,880
12	$5,880	$95,478	$98,000	$5,880
13	$5,880	$92,096	$98,000	$5,880
14	$5,880	$88,660	$98,000	$5,880
15	$5,880	$89,168	$98,000	$5,880
16	$5,880	$91,619	$98,000	$5,880
17	$5,880	$92,013	$98,000	$5,880
18	$5,880	$91,349	$98,000	$5,880
19	$5,880	$89,626	$98,000	$5,880
20	$5,880	$86,844	$98,000	$5,880
21	$5,880	$82,002	$98,000	$5,880
22	$5,880	$80,099	$98,000	$5,880

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Enhanced Income Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 65 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is

65 years of age when the Owner-Elected Reset occurred, the Enhanced Income Amount equals $4,950 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 70 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is now 70 years of age when the Owner-Elected Reset occurred, the Enhanced Income Amount equals $5,880 (6% of the Protected Payment Base).

Example #9 – Lifetime Income.

This example applies to Enhanced Income Select 2 (Single) only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

● Contract Value goes to zero during Contract Year 22.

● Guaranteed Lifetime Income Percentage is 3%.

● Death occurs during Contract Year 27 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000
27	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the Designated Life.

Example #10 – Lifetime Income.

This example applies to Enhanced Income Select 2 (Joint) only.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● All Designated Lives are 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset is assumed during the life of the Rider.

● All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

● Surviving Spouse continues Contract upon the death of the first Designated Life.

● Contract Value goes to zero during Contract Year 22.

● Guaranteed Lifetime Income Percentage is 3%.

● Surviving Spouse dies during Contract Year 26 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 14, the death of the first Designated Life occurred. Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the surviving Designated Life.

APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other adjustments (such as through withdrawals, withdrawal fees, and taxes), and increases and/or decreases in the investment performance of the Subaccount.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● No withdrawals taken.

● Automatic Reset at Beginning of Contract Year 2.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other adjustments, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $221,490.

● Automatic Resets at Beginning of Contract Years 2 and 3.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $195,000.

● Automatic Resets at Beginning of Contract Years 2 and 3.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

Because the $30,000 gross withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 62 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $221,490.

● Automatic Resets at Beginning of Contract Years 2, 3 and 4.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
09/15/2021	$1,875			$100,000	$1,250
12/15/2021	$1,875			$100,000	$0
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$0
05/01/2022 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary			$0	$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
04/01/2021		$2,000		$100,000	$1,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125
09/15/2021	$1,875			$100,000	$1,250
11/15/2021		$4,000		$96,900	$0

On 3/15/21 there was an RMD Withdrawal of $1,875 and on 4/1/21 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/20 through 4/30/21) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/21, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/21, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $90,000

● Protected Payment Base = $100,000

● Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset is assumed during the life of the Rider.

● Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other adjustments (such as through withdrawals, withdrawal fees, and taxes), and increases and/or decreases in the investment performance of the Subaccount.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● No withdrawals taken.

● Automatic Reset at Beginning of Contract Year 2.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $221,490.

● Automatic Resets at Beginning of Contract Years 2 and 3.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any withdrawal charges or taxes).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 65 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $195,000.

● Automatic Resets at Beginning of Contract Years 2 and 3.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

Because the $30,000 gross withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 - $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 - ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) - $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● Every Designated Life is 62 years old.

● A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

● A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

● Contract Value immediately before withdrawal = $221,490.

● Automatic Resets at Beginning of Contract Years 2, 3 and 4.

● Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125
09/15/2021	$1,875			$100,000	$1,250
12/15/2021	$1,875			$100,000	$0

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$0
05/01/2022 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary			$0	$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
04/01/2021		$2,000		$100,000	$1,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125
09/15/2021	$1,875			$100,000	$1,250
11/15/2021		$4,000		$96,900	$0

On 3/15/21 there was an RMD Withdrawal of $1,875 and on 4/1/21 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/20 through 4/30/21) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/21, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/21, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

● Contract Value = $90,000

● Protected Payment Base = $100,000

● Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 - $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 - $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base x (1- ratio); $100,000 x (1- 3.10%); $100,000 x 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● All Designated Lives are 65 years old.

● No subsequent Purchase Payments are received.

● Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

● No Automatic Reset is assumed during the life of the Rider.

● All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

● Surviving Spouse continues Contract upon the death of the first Designated Life.

● Surviving Spouse died during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

● Protected Payment Base = Initial Purchase Payment = $100,000

● Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX: HISTORICAL RIDER PERCENTAGES

This appendix provides historical rider percentages for the Enhanced Income Select 2 (Single) and Enhanced Income Select 2 (Joint).

The percentages below apply for applications signed between January 19, 2021 and April 30, 2022, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.35%	5.0%
Enhanced Income Select 2 (Joint)	1.55%	5.0%

The percentages below apply for applications signed between January 19, 2021 and April 30, 2022, that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	4.5%	4.0%
60	4.5%	4.0%
61	4.5%	4.0%
62	4.5%	4.0%
63	4.5%	4.0%
64	4.5%	4.0%
65	7.0%	6.5%
66	7.0%	6.5%
67	7.0%	6.5%
68	7.0%	6.5%
69	7.0%	6.5%
70	7.5%	7.0%
71	7.5%	7.0%

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
72	7.5%	7.0%
73	7.5%	7.0%
74	7.5%	7.0%
75	7.5%	7.0%
76	7.5%	7.0%
77	7.5%	7.0%
78	7.5%	7.0%
79	7.5%	7.0%
80	7.5%	7.0%
81	7.5%	7.0%
82	7.5%	7.0%
83	7.5%	7.0%
84	7.5%	7.0%
85 and older	7.5%	7.0%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between January 19, 2021 and April 30, 2022, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

The percentages below apply for applications signed between May 1, 2022 and July 31, 2022, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.50%	7.0%
Enhanced Income Select 2 (Joint)	1.70%	7.0%

The percentages below apply for applications signed between May 1, 2022 and July 31, 2022, that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	4.75%	4.25%
60	4.75%	4.25%
61	4.75%	4.25%

62	4.75%	4.25%
63	4.75%	4.25%
64	4.75%	4.25%
65	7.25%	6.75%
66	7.25%	6.75%
67	7.25%	6.75%
68	7.25%	6.75%
69	7.25%	6.75%
70	7.75%	7.25%
71	7.75%	7.25%
72	7.75%	7.25%
73	7.75%	7.25%
74	7.75%	7.25%
75	7.75%	7.25%
76	7.75%	7.25%
77	7.75%	7.25%
78	7.75%	7.25%
79	7.75%	7.25%
80	7.75%	7.25%
81	7.75%	7.25%
82	7.75%	7.25%
83	7.75%	7.25%
84	7.75%	7.25%
85 and older	7.75%	7.25%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs

The Guaranteed Lifetime Income Percentage for applications signed between May 1, 2022 and July 31, 2022, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

The percentages below apply for applications signed between August 1, 2022 and October 31, 2022, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.25%	7.0%
Enhanced Income Select 2 (Joint)	1.45%	7.0%

The percentages below apply for applications signed between August 1, 2022 and October 31, 2022, that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	4.75%	4.25%
60	4.75%	4.25%
61	4.75%	4.25%
62	4.75%	4.25%
63	4.75%	4.25%
64	4.75%	4.25%
65	7.25%	6.75%
66	7.25%	6.75%
67	7.25%	6.75%
68	7.25%	6.75%
69	7.25%	6.75%
70	7.75%	7.25%
71	7.75%	7.25%
72	7.75%	7.25%
73	7.75%	7.25%
74	7.75%	7.25%
75	7.75%	7.25%
76	7.75%	7.25%
77	7.75%	7.25%
78	7.75%	7.25%
79	7.75%	7.25%
80	7.75%	7.25%
81	7.75%	7.25%
82	7.75%	7.25%
83	7.75%	7.25%
84	7.75%	7.25%
85 and older	7.75%	7.25%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between August 1, 2022 and October 31, 2022, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

The percentages below apply for applications signed between November 1, 2022 and April 30, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.25%	7.0%
Enhanced Income Select 2 (Joint)	1.45%	7.0%

The percentages below apply for applications signed between November 1, 2022 and April 30, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	5.25%	4.75%
60	5.25%	4.75%
61	5.25%	4.75%
62	5.25%	4.75%
63	5.25%	4.75%
64	5.25%	4.75%
65	8.00%	7.50%
66	8.00%	7.50%
67	8.00%	7.50%
68	8.00%	7.50%
69	8.00%	7.50%
70	8.50%	8.00%
71	8.50%	8.00%
72	8.50%	8.00%
73	8.50%	8.00%
74	8.50%	8.00%
75	8.50%	8.00%
76	8.50%	8.00%
77	8.50%	8.00%
78	8.50%	8.00%
79	8.50%	8.00%
80	8.50%	8.00%
81	8.50%	8.00%
82	8.50%	8.00%
83	8.50%	8.00%
84	8.50%	8.00%
85 and older	8.50%	8.00%
* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between November 1, 2022 and April 30, 2023, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

The percentages below apply for applications signed between May 1, 2023 and July 2, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.25%	7.0%
Enhanced Income Select 2 (Joint)	1.45%	7.0%

The percentages below apply for applications signed between May 1, 2023 and July 2, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	5.25%	4.75%
60	5.25%	4.75%
61	5.25%	4.75%
62	5.25%	4.75%
63	5.25%	4.75%
64	5.25%	4.75%
65	8.00%	7.50%
66	8.00%	7.50%
67	8.00%	7.50%
68	8.00%	7.50%
69	8.00%	7.50%
70	8.50%	8.00%
71	8.50%	8.00%
72	8.50%	8.00%
73	8.50%	8.00%
74	8.50%	8.00%
75	8.50%	8.00%
76	8.50%	8.00%
77	8.50%	8.00%
78	8.50%	8.00%
79	8.50%	8.00%
80	8.50%	8.00%
81	8.50%	8.00%
82	8.50%	8.00%
83	8.50%	8.00%
84	8.50%	8.00%

85 and older	8.50%	8.00%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between May 1, 2023 and July 2, 2023, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

The percentages below apply for applications signed between July 3, 2023 and August 31, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.25%	7.0%
Enhanced Income Select 2 (Joint)	1.45%	7.0%

The percentages below apply for applications signed between July 3, 2023 and August 31, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	5.25%	4.75%
60	5.25%	4.75%
61	5.25%	4.75%
62	5.25%	4.75%
63	5.25%	4.75%
64	5.25%	4.75%
65	8.00%	7.50%
66	8.00%	7.50%
67	8.00%	7.50%
68	8.00%	7.50%
69	8.00%	7.50%

70	8.50%	8.00%
71	8.50%	8.00%
72	8.50%	8.00%
73	8.50%	8.00%
74	8.50%	8.00%
75	8.50%	8.00%
76	8.50%	8.00%
77	8.50%	8.00%
78	8.50%	8.00%
79	8.50%	8.00%
80	8.50%	8.00%
81	8.50%	8.00%
82	8.50%	8.00%
83	8.50%	8.00%
84	8.50%	8.00%
85 and older	8.50%	8.00%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between July 3, 2023 and August 31, 2023, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

The percentages below apply for applications signed between September 1, 2023 and October 30, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.25%	7.0%
Enhanced Income Select 2 (Joint)	1.45%	7.0%

 The percentages below apply for applications signed between September 1, 2023 and October 30, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	5.25%	4.75%
60	5.25%	4.75%
61	5.25%	4.75%
62	5.25%	4.75%
63	5.25%	4.75%
64	5.25%	4.75%
65	8.00%	7.50%
66	8.00%	7.50%
67	8.00%	7.50%
68	8.00%	7.50%
69	8.00%	7.50%
70	8.50%	8.00%
71	8.50%	8.00%
72	8.50%	8.00%
73	8.50%	8.00%
74	8.50%	8.00%
75	8.50%	8.00%
76	8.50%	8.00%
77	8.50%	8.00%
78	8.50%	8.00%
79	8.50%	8.00%
80	8.50%	8.00%
81	8.50%	8.00%
82	8.50%	8.00%
83	8.50%	8.00%

84	8.50%	8.00%
85 and older	8.50%	8.00%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between September 1, 2023 and October 30, 2023, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.25%	3.25%

The percentages below apply for applications signed between November 1, 2023 and April 30, 2024, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.25%	7.0%
Enhanced Income Select 2 (Joint)	1.45%	7.0%

 The percentages below apply for applications signed between November 1, 2023 and April 30, 2024 that met the requirements in effect at the time the application was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	5.55%	5.05%
60	5.55%	5.05%
61	5.55%	5.05%
62	5.55%	5.05%
63	5.55%	5.05%
64	5.55%	5.05%
65	8.30%	7.80%
66	8.30%	7.80%
67	8.30%	7.80%

68	8.30%	7.80%
69	8.30%	7.80%
70	8.80%	8.30%
71	8.80%	8.30%
72	8.80%	8.30%
73	8.80%	8.30%
74	8.80%	8.30%
75	8.80%	8.30%
76	8.80%	8.30%
77	8.80%	8.30%
78	8.80%	8.30%
79	8.80%	8.30%
80	8.80%	8.30%
81	8.80%	8.30%
82	8.80%	8.30%
83	8.80%	8.30%
84	8.80%	8.30%
85	8.80%	8.30%
86	8.80%	8.30%
87	8.80%	8.30%
88	8.80%	8.30%
89	8.80%	8.30%
90	8.80%	8.30%
91	8.80%	8.30%
92	8.80%	8.30%
93	8.80%	8.30%
94	8.80%	8.30%
95 and older	8.80%	8.30%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between November 1, 2023 and April 30, 2024, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.25%	3.25%

[ADD RSS 2024-2025 UPDATE]

This appendix provides historical rider percentages for the Future Income Generator (Single) and Future Income Generator (Joint) Riders.

The percentages below apply for applications signed between January 19, 2021 and April 30, 2022, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.35%	5.0%
Future Income Generator (Joint)	1.45%	5.0%

The percentages below apply for applications signed between January 19, 2021 and April 30, 2022, that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.0%	3.5%
60	4.0%	3.5%
61	4.0%	3.5%
62	4.0%	3.5%
63	4.0%	3.5%
64	4.0%	3.5%
65	4.75%	4.25%
66	4.75%	4.25%
67	4.75%	4.25%
68	4.75%	4.25%
69	4.75%	4.25%
70	4.75%	4.25%
71	4.75%	4.25%
72	4.75%	4.25%
73	4.75%	4.25%
74	4.75%	4.25%
75	5.0%	4.5%

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
76	5.0%	4.5%
77	5.0%	4.5%
78	5.0%	4.5%
79	5.0%	4.5%
80	5.0%	4.5%
81	5.0%	4.5%
82	5.0%	4.5%
83	5.0%	4.5%
84	5.0%	4.5%
85 and older	5.0%	4.5%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between May 1, 2022 and July 31, 2022, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.50%	7.0%
Future Income Generator (Joint)	1.60%	7.0%

The percentages below apply for applications signed between May 1, 2022 and July 31, 2022, that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.25%	3.75%
60	4.25%	3.75%
61	4.25%	3.75%
62	4.25%	3.75%
63	4.25%	3.75%
64	4.25%	3.75%
65	5.00%	4.5%
66	5.00%	4.5%
67	5.00%	4.5%
68	5.00%	4.5%
69	5.00%	4.5%
70	5.00%	4.5%
71	5.00%	4.5%
72	5.00%	4.5%

73	5.00%	4.5%
74	5.00%	4.5%
75	5.25%	4.75%
76	5.25%	4.75%
77	5.25%	4.75%
78	5.25%	4.75%
79	5.25%	4.75%
80	5.25%	4.75%
81	5.25%	4.75%
82	5.25%	4.75%
83	5.25%	4.75%
84	5.25%	4.75%
85 and older	5.25%	4.75%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs

The percentages below apply for applications signed between August 1, 2022 and, October 31, 2022, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.25%	7.0%
Future Income Generator (Joint)	1.35%	7.0%

The percentages below apply for applications signed between August 1, 2022 and October 31, 2022, that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.25%	3.75%
60	4.25%	3.75%
61	4.25%	3.75%
62	4.25%	3.75%
63	4.25%	3.75%
64	4.25%	3.75%
65	5.00%	4.5%
66	5.00%	4.5%
67	5.00%	4.5%
68	5.00%	4.5%
69	5.00%	4.5%
70	5.00%	4.5%
71	5.00%	4.5%
72	5.00%	4.5%

73	5.00%	4.5%
74	5.00%	4.5%
75	5.25%	4.75%
76	5.25%	4.75%
77	5.25%	4.75%
78	5.25%	4.75%
79	5.25%	4.75%
80	5.25%	4.75%
81	5.25%	4.75%
82	5.25%	4.75%
83	5.25%	4.75%
84	5.25%	4.75%
85 and older	5.25%	4.75%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between November 1, 2022 and April 30, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.45%	7.0%
Future Income Generator (Joint)	1.55%	7.0%

The percentages below apply for applications signed between November 1, 2022 and April 30, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.25%	3.75%
60	4.25%	3.75%
61	4.25%	3.75%
62	4.25%	3.75%
63	4.25%	3.75%
64	4.25%	3.75%
65	5.40%	4.90%
66	5.40%	4.90%
67	5.40%	4.90%
68	5.40%	4.90%
69	5.40%	4.90%
70	5.40%	4.90%
71	5.40%	4.90%

72	5.40%	4.90%
73	5.40%	4.90%
74	5.40%	4.90%
75	5.65%	5.15%
76	5.65%	5.15%
77	5.65%	5.15%
78	5.65%	5.15%
79	5.65%	5.15%
80	5.65%	5.15%
81	5.65%	5.15%
82	5.65%	5.15%
83	5.65%	5.15%
84	5.65%	5.15%
85 and older	5.65%	5.15%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between May 1, 2023 and July 2, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.45%	7.0%
Future Income Generator (Joint)	1.55%	7.0%

The percentages below apply for applications signed between May 1, 2023 and July 2, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.25%	3.75%
60	4.25%	3.75%
61	4.25%	3.75%
62	4.25%	3.75%
63	4.25%	3.75%
64	4.25%	3.75%
65	5.40%	4.90%
66	5.40%	4.90%
67	5.40%	4.90%
68	5.40%	4.90%

69	5.40%	4.90%
70	5.40%	4.90%
71	5.40%	4.90%
72	5.40%	4.90%
73	5.40%	4.90%
74	5.40%	4.90%
75	5.65%	5.15%
76	5.65%	5.15%
77	5.65%	5.15%
78	5.65%	5.15%
79	5.65%	5.15%
80	5.65%	5.15%
81	5.65%	5.15%
82	5.65%	5.15%
83	5.65%	5.15%
84	5.65%	5.15%
85 and older	5.65%	5.15%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between July 3, 2023 and August 31, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.45%	7.0%
Future Income Generator (Joint)	1.55%	7.0%

 The percentages below apply for applications signed between July 3, 2023 and August 31, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.25%	3.75%
60	4.25%	3.75%
61	4.25%	3.75%
62	4.25%	3.75%
63	4.25%	3.75%

64	4.25%	3.75%
65	5.60%	5.00%
66	5.60%	5.00%
67	5.60%	5.00%
68	5.60%	5.00%
69	5.60%	5.00%
70	5.60%	5.00%
71	5.60%	5.00%
72	5.60%	5.00%
73	5.60%	5.00%
74	5.60%	5.00%
75	5.85%	5.25%
76	5.85%	5.25%
77	5.85%	5.25%
78	5.85%	5.25%
79	5.85%	5.25%
80	5.85%	5.25%
81	5.85%	5.25%
82	5.85%	5.25%
83	5.85%	5.25%
84	5.85%	5.25%
85 and older	5.85%	5.25%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

 The percentages below apply for applications signed between September 1, 2023 and October 30, 2023, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.45%	7.0%
Future Income Generator (Joint)	1.55%	7.0%

 The percentages below apply for applications signed between September 1, 2023 and October 30, 2023, that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.35%	3.85%
60	4.35%	3.85%
61	4.35%	3.85%
62	4.35%	3.85%
63	4.35%	3.85%
64	4.35%	3.85%
65	5.70%	5.10%
66	5.70%	5.10%
67	5.70%	5.10%
68	5.70%	5.10%
69	5.70%	5.10%
70	5.70%	5.10%
71	5.70%	5.10%
72	5.70%	5.10%
73	5.70%	5.10%
74	5.70%	5.10%
75	5.95%	5.35%
76	5.95%	5.35%
77	5.95%	5.35%
78	5.95%	5.35%
79	5.95%	5.35%
80	5.95%	5.35%
81	5.95%	5.35%
82	5.95%	5.35%
83	5.95%	5.35%

84	5.95%	5.35%
85 and older	5.95%	5.35%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The percentages below apply for applications signed between November 1, 2023 and April 30, 2024, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.45%	6.0%
Future Income Generator (Joint)	1.55%	6.0%

 The percentages below apply for applications signed between November 1, 2023 and April 30, 2024 that met the requirements in effect at the time the application was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.15%	3.75%
60	4.15%	3.75%
61	4.15%	3.75%
62	4.15%	3.75%
63	4.15%	3.75%
64	4.15%	3.75%
65	5.50%	5.00%
66	5.50%	5.00%
67	5.50%	5.00%
68	5.50%	5.00%
69	5.50%	5.00%
70	5.50%	5.00%
71	5.50%	5.00%
72	5.50%	5.00%
73	5.50%	5.00%
74	5.50%	5.00%

75	5.75%	5.25%
76	5.75%	5.25%
77	5.75%	5.25%
78	5.75%	5.25%
79	5.75%	5.25%
80	5.75%	5.25%
81	5.75%	5.25%
82	5.75%	5.25%
83	5.75%	5.25%
84	5.75%	5.25%
85	5.75%	5.25%
86	5.75%	5.25%
87	5.75%	5.25%
88	5.75%	5.25%
89	5.75%	5.25%
90	5.75%	5.25%
91	5.75%	5.25%
92	5.75%	5.25%
93	5.75%	5.25%
94	5.75%	5.25%
95 and older	5.75%	5.25%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

[ADD RSS 2024-2025 UPDATE]

If you purchased a Rider, review the Rider specifications page you received for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

For applications signed May 1, 2024 or after, rider percentages are disclosed in a Rate Sheet Prospectus Supplement in the front of this prospectus.

APPENDIX: EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals affect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLE BELOW ASSUMES NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

● A withdrawal of $20,000 is taken during Contract Year 7.

● A withdrawal of $10,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
6			$137,303	$17,303	$120,000	-	$6,921	$4,326
7			$141,422	$21,422	$120,000	-	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	-	$1,837	$1,148
8			$125,516	$5,516	$120,000	-	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330		$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330		$3,212	$2,008

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Rider Effective Date. For Contracts issued in California, 40% EEDB amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Rider Effective Date. For Contracts issued in California, 25% EEDB amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

On the Rider Effective Date, the initial values are set as follows:

● Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. Assuming the Contract Value was $144,592 immediately before the withdrawal, the withdrawal will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 - $120,000 = $4,592). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $8,330 = $1,670). The Contract Value will equal the remaining Purchase Payment and Earnings will be reduced to zero.

During Contract Year 10 death of the Owner (Annuitant for Contracts issued in California) occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Rider Effective Date and the Earnings in the Contract on the date of death.

Assuming the oldest Owner was 69 or younger (oldest Annuitant for Contracts issued in California) on the Rider Effective Date, the EEDB amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 x 40% = $3,212).

Assuming the oldest Owner was 70 to 75 (oldest Annuitant for Contracts issued in California) on the Rider Effective Date, the EEDB amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 x 25% = $2,008).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

● A withdrawal of $10,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$91,120	$0	$100,000	-	$0	$0
3			$87,802	$0	$100,000	-	$0	$0
Activity	$20,000		$106,350	$0	$120,000	-	$0	$0
4			$105,325	$0	$120,000	-	$0	$0
5			$105,030	$0	$120,000	-	$0	$0
6			$103,605	$0	$120,000	-	$0	$0
7			$102,210	$0	$120,000	-	$0	$0
8			$101,403	$0	$120,000	-	$0	$0
Activity		$10,000	$90,700	$0	$110,000	-	$0	$0
9			$83,500	$0	$110,000	-	$0	$0
Death at the beginning of year 10			$82,795	$0	$110,000	-	$0	$0

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Rider Effective Date. For Contracts issued in California, 40% EEDB amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Rider Effective Date. For Contracts issued in California, 25% EEDB amount is applicable if the oldest Annuitant was age 70 to 75 on the Rider Effective Date.

On the Rider Effective Date, the initial values are set as follows:

● Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $106,350.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Contract Value immediately prior to the withdrawal was $100,700, Earnings at the time of the withdrawal were $0, hence the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $10,000 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $0 = $10,000).

During Contract Year 10 death of the Owner occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Change Date and the Earnings in the Contract.

The EEDB amount added to the death benefit would be $0.

THE EXAMPLE BELOW ASSUMES AN OWNER CHANGE TO SOMEONE OTHER THAN THE PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER WAS ADDED THAT IS NOT A SPOUSE OF THE OWNER

THIS SET OF EXAMPLES DOES NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

● Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

● A withdrawal of $5,000 is taken during Contract Year 7.

● A withdrawal of $15,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
Owner Change			$135,970	$0	$135,970	$15,970	$0	$0
6			$137,329	$1,360	$135,970	-	$544	$340
7			$141,422	$5,452	$135,970	-	$2,181	$1,363
Activity		$5,000	$139,250	$3,280	$135,970	-	$1,312	$820
8			$140,643	$4,673	$135,970	-	$1,869	$1,168
Activity		$15,000	$128,456	$0	$128,456	$7,514	$0	$0
9			$129,740	$1,285	$128,456		$514	$321
Death at the beginning of year 10			$133,633	$5,177	$128,456		$2,071	$1,294

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments (adjusted for certain ownership changes).

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Change Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Change Date.

On the Rider Effective Date, the initial values are set as follows:

● Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Remaining Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the greater of the Contract Value as of the Change Date or the Remaining Purchase Payments balance on the Change Date. Numerically, the Remaining Purchase Payments will be $135,970 since the Contract Value on the Change Date ($135,970) is greater than the Remaining Purchase Payments ($120,000) as of the Change Date.

After the Change Date, the Remaining Purchase Payments will be increased by any Purchase Payments made since the Change Date and will be reduced by any withdrawals that exceed the amount of Earnings in the Contract accumulated since the Change Date.

During Contract Year 7, a withdrawal of $5,000 was made. Assuming the Contract Value was $144,250 immediately before the withdrawal, the withdrawal will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $3,280. The $3,280 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($139,250 - $135,970 = $3,280). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $15,000 was made. Assuming the Earnings at the time of the withdrawal were $7,486, the withdrawal exceeds the Earnings. Since the $15,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $7,514 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($15,000 - $7,486 = $7,514). The Contract Value will equal the remaining Purchase Payment and Earnings will be reduced to zero.

During Contract Year 10 death of the Owner occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Change Date and the Earnings in the Contract.

Assuming the oldest Owner was 69 or younger on the Change Date, the EEDB amount added to the death benefit would be $2,071. $2,071 represents 40% of the Earnings ($5,177 x 40% = $2,071).

Assuming the oldest Owner was 70 to 75 on the Change Date, the EEDB amount added to the death benefit would be $1,294. $1,294 represents 25% of the Earnings ($5,177 x 25% = $1,294).

The values shown below are based on the following assumptions:

● Initial Purchase Payment = $100,000

● Rider Effective Date = Contract Date

● A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

● Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

● A withdrawal of $10,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$91,120	$0	$100,000	-	$0	$0
3			$87,802	$0	$100,000	-	$0	$0
Activity	$20,000		$106,350	$0	$120,000	-	$0	$0
4			$105,325	$0	$120,000	-	$0	$0
5			$105,030	$0	$120,000	-	$0	$0
Owner Change			$104,000	$0	$120,000	-	$0	$0
6			$103,605	$0	$120,000	-	$0	$0

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
7			$102,210	$0	$120,000	-	$0	$0
8			$101,403	$0	$120,000	-	$0	$0
Activity		$10,000	$90,700	$0	$110,000	-	$0	$0
9			$83,500	$0	$110,000	-	$0	$0
Death at the beginning of year 10			$82,795	$0	$110,000	-	$0	$0

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments (adjusted for certain ownership changes).

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Change Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Change Date.

On the Rider Effective Date, the initial values are set as follows:

● Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $106,350.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Remaining Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the greater of the Contract Value as of the Change Date or the Remaining Purchase Payments balance on the Change Date. Numerically, the Remaining Purchase Payments will remain $120,000 since the Contract Value on the Change Date ($104,000) is less than the Remaining Purchase Payments ($120,000) as of the Change Date.

After the Change Date, the Remaining Purchase Payments will be increased by any Purchase Payments made since the Change Date and will be reduced by any withdrawals that exceed the amount of Earnings in the Contract accumulated since the Change Date.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Contract Value was $100,700 immediately prior to the withdrawal, Earnings at the time of the withdrawal were $0, hence the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $10,000 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $0 = $10,000).

During Contract Year 10 death of the Owner occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Change Date and the Earnings in the Contract.

The EEDB amount added to the death benefit would be $0.

THE EXAMPLE BELOW ASSUMES THAT A SURVIVING SPOUSE CONTINUED THE CONTRACT AND RIDER

The values shown below are based on the following assumptions:

● The Surviving Spouse is under age 75 and elected to continue the Contract and Rider. If the Surviving Spouse was over the age of 75, the Surviving Spouse would not be able to continue the Rider and the Rider charges and benefits would no longer be applied.

● The EEDB amount applied to the death benefit proceeds was 40% of Earnings as a result of the death of the first Annuitant.

● No Owner changes occurred.

Beginning of Continued Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$0		$129,572	$0	$129,572	-	$0	$0
2			$133,459	$3,887	$129,572	-	$1,555	$972
3			$137,463	$7,891	$129,572	-	$3,156	$1,973
Activity	$20,000		$160,212	$10,640	$149,572	-	$4,256	$2,660
4			$161,814	$12,242	$149,572	-	$4,897	$3,061
5			$166,668	$17,096	$149,572	-	$6,838	$4,274
6			$171,668	$22,096	$149,572	-	$8,838	$5,524
7			$176,818	$27,246	$149,572	-	$10,898	$6,812
Activity		$20,000	$160,354	$10,782	$149,572	-	$4,313	$2,696
8			$161,958	$12,386	$149,572	-	$4,954	$3,096
Activity		$20,000	$145,197	$0	$145,197	$4,375	$0	$0
9			$146,649	$1,452	$145,197		$581	$363
Death at the beginning of year 10			$151,049	$5,852	$145,197		$2,341	$1,463

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death of the Surviving Spouse less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the Surviving Spouse was age 69 or younger when death benefit proceeds are payable under the Contract.

3 25% EEDB amount is applicable if the Surviving Spouse was age 70 to 75 when the death benefit proceeds are payable under the Contract.

Since the Surviving Spouse elected to continue the Contract and Rider, the Contract Value, Remaining Purchase Payments and Earnings need to be adjusted. The following calculations would be completed to continue the Rider:

● Contract Value – would be set to equal the death benefit proceeds plus any EEDB amount that would have been added to the death benefit proceeds. Assuming the death benefit proceeds were the Contract Value on the date of death the death benefit proceeds would have been $126,360 plus the EEDB amount of $3,212 (40% of Earnings); $126,360 + $3,212 = $129,572.

● Remaining Purchase Payments – would be reset to the greater of the Contract Value on the Continuation Date ($129,572) or the Remaining Purchase Payments immediately prior to the death of the Owner ($118,330); Remaining Purchase Payments would be reset to $129,572 since the Contract Value on the Continuation Date is greater.

● Earnings – will be zero since the Contract was just continued by the Surviving Spouse.

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $149,572 ($129,572 + $20,000 = $149,572). The Contract Value increased to $160,212.

During Contract Year 7, a withdrawal of $20,000 was made. Assuming the Contract Value was $180,354 immediately before the withdrawal, the withdrawal will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $10,782. The $10,782 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($160,354 - $149,572 = $10,782). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $20,000 was made. Assuming the Earnings at the time of the withdrawal were $15,625, the withdrawal exceeds the Earnings. Since the $20,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $4,375 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($20,000 - $15,625 = $4,375). The Contract Value will equal the remaining Purchase Payments and Earnings will be reduced to zero.

During Contract Year 10 death of the Surviving Spouse occurs. The EEDB amount added to the death benefit is based on the age of the Surviving Spouse on the Continuation Date and the Earnings in the Contract.

Assuming the Surviving Spouse was 69 or younger on the Continuation Date, the EEDB amount added to the death benefit would be $2,341. $2,341 represents 40% of the Earnings ($5,852 x 40% = $2,341).

Assuming the Surviving Spouse was 70 to 75 on the Continuation Date, the EEDB amount added to the death benefit would be $1,463. $1,463 represents 25% of the Earnings ($5,852 x 25% = $1,463).

WHERE TO GO FOR MORE INFORMATION

You will find additional information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2025.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. Reports and other information about Separate Account A are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Pacific Quest Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000225186

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2025

PACIFIC QUEST

SEPARATE ACCOUNT A

Pacific Quest (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2025, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Financial Professionals

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PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

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PRINCIPAL UNDERWRITER AND DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our subsidiary, acts as the principal underwriter (distributor) of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2024, 2023, and 2022 with regard to PLIC was $394,451,713, $332,920,456, and $366,404,320 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

We may pay amounts from our own resources (up to $24 per 403(b) contract holder on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services provided to certain contract holders of 403(b) plans.  These administrative services include, among other services, providing plan documents, determining eligibility and participation requirements, processing loan, distribution, and hardship withdrawals, answering questions, establishing and maintaining individual account records (e.g., sources of deferrals, tracking contribution limits and vesting schedules), and delivering applicable tax forms to 403(b) participants/contract owners.

As of December 31, 2024, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Bok Financial Securities Inc, Cabot Lodge Securities LLC., Cadaret, Grant & Co., Cambridge Investment Research Inc, Charles Schwab & Co Inc., Centaurus Financial Inc., C U S O Financial Services, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Commonwealth Financial Network, Concourse Financial Group Securities Inc., DPL, Edward D. Jones & Co., EF Legacy Securities LLC, Equity Services Inc., Farmers Financial Solutions, F S C Securities Corporation, First Heartland Capital Inc., First Horizon Advisors, Geneos Wealth Management Inc., Grove Point Investments LLC, Horan Securities Inc., Independent Financial Group, Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lion Street Financial LLC, M Holdings Securities Inc., MML Investors Services Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., NEXT Financial Group Inc., Osaic

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Institutions, Inc, Osaic Wealth, Park Avenue Securities LLC., PNC Investments Inc., Purshe Kaplan Sterling, R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Santander Securities LLC, Securities America Inc., Sorrento Pacific Financial LLC, Southern Wealth Securities, LLC., Stephens Inc., Stifel Nicolaus & Company Inc., S C F Securities Inc., Sigma Financial Corporation, TD AMERITRADE Inc, The Huntington Investment, Triad Advisors Inc., Thurston, Spring, Miller, Herd & Titak, U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Western International Securities Inc, Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring Contract fees and charges applicable to a Contract Owner under the Contract, including the asset-based Risk Charge, the asset-based Administrative Fee, and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional living benefit rider charge,

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any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any optional living benefit rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any optional living benefit rider charge or any non-recurring fees

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or charges, but do reflect a deduction for the Annual Fee, the asset-based Risk Charge, the asset-based Administrative Fee and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[(	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the asset-based Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any living benefit rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived

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from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the asset-based Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any living benefit rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

THE CONTRACTS

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes

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which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert any portion of your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any optional Rider charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $4.99 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $499.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

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Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.70% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% each year during the payout of your annuity; thus 4% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 0.70% Risk Charge and the 0.25% Administrative Fee) and the Contract Value amount does not qualify for a reduction of the Risk Charge. The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.04	= 1; 1 - 1 = 0; 0 x 100% = 0%.
1.04

If the net investment performance of a Subaccount’s assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.70% Risk Charge and the 0.25% Administrative Fee) and the Contract Value amount does not qualify for a reduction of the Risk Charge. The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026	= 0.9865; 0.9865 – 1 = -0.0135; -0.0135 × 100% = -1.35%.

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1.04

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Owner and Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. You may not use dollar cost averaging, or DCA Plus at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

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Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you In Proper Form. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting periods but we reserve the right to enforce such waiting periods in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting periods.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

● your request to stop dollar cost averaging is effective,

● your source Account Value is zero,

● your transfer amount is greater than the source Account Value, or

● your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Any Investment Options not selected for portfolio rebalancing will not be rebalanced.

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Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30-day waiting period.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or

12

appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the portfolio manager of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A of Pacific Life as of December 31, 2024 and for each of the periods presented are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-08946 filed with the SEC on April 8, 2025. Pacific Life’s statutory basis financial statements as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-08946 filed with the SEC on April 8, 2025. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life Insurance Company as of December 31, 2024 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report incorporated by reference in the Statement of Additional Information and appearing in the Variable Accounts’s Form N-VPFS, File No. 811-08946, filed with the SEC on April 8, 2025. Such financial statements are incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life Insurance Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 incorporated by reference in the Statement of Additional Information and appearing in the Variable Account’s Form N-VPFS, File No. 811-08946, filed with the SEC on April 8, 2025, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which express an unqualified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 40508-25A

Part II

PART C: OTHER INFORMATION (Pacific Quest)

Item 27. Exhibits

(1)	Board of Directors Resolution

(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0001017062-98-000945.txt

(b)

Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0001017062-98-000945.txt

(2)	Custodial Agreements

Inapplicable

(3)	Underwriting Agreements

(a)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) (Amended and Restated); included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x3xa.htm

(b)

Form of Selling Agreement between Pacific Life, PSD and Various Broker Dealers; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906000528/a12992exv99w3xby.htm

(c)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, LLC (PSD) (Amended and Restated); Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d3dc.htm

(4)	Contracts

(a)

Individual Flexible Premium Deferred Variable Annuity Contract (Form No. ICC 10-1025); included in Registration Statement on Form N-4, File No.333-250190, Accession No. 0001104659-20-127142 filed on November 19, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920127142/a20-36183_1ex99d4a.htm

(1)

Contract Specifications (Form No. ICC 10-1025-CS); included in Registration Statement on Form N-4, File No.333-250190, Accession No. 0001104659-20-127142 filed on November 19, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920127142/a20-36183_1ex99d4a1.htm

(b)

Section 457(b) Plan Rider (Form No. ICC12:20-1271); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxcy.htm

(c)

Individual Retirement Annuity Rider (Form No. ICC12:20-1266); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxdy.htm

(d)

Roth Individual Retirement Annuity Rider (Form No. ICC12:20-1267); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxey.htm

(e)

SIMPLE Individual Retirement Annuity Rider (Form No. ICC12:20-1268); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxfy.htm

(f)

Qualified Retirement Plan Rider (Form No. ICC12:20-1269); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxgy.htm

(g)

DCA Plus Fixed Option Rider (Form No. ICC 11:20-1219); included in Registrant’s Form N-4, File No. 333-175279, Accession No. 0000950123-11-063391 filed on July 1, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311063391/a59352n4exv99w4xmy.htm

(h)

Guaranteed Withdrawal Benefit XXIV Rider-Single Life (Future Income Generator) (Form No. ICC19:20-1427); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-017104 filed on February 10, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921017104/a21-5479_1ex99d4h.htm

(i)

Guaranteed Withdrawal Benefit XXIV Rider-Joint Life (Future Income Generator) (Form No. ICC19:20-1428); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-017104 filed on February 10, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921017104/a21-5479_1ex99d4i.htm

(j)

Guaranteed Withdrawal Benefit X Rider-Single Life (Form No. ICC12:20-1258); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxky.htm

(k)

Guaranteed Withdrawal Benefit X Rider-Joint Life (Form No. ICC12:20-1259); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxly.htm

(1)

Return of Purchase Payments Death Benefit Rider (Form No. ICC21 20-1125); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-017104 filed on February 10, 2021, and incorporated by reference herein. This exhibit can be found at

http://www.sec.gov/Archives/edgar/data/935823/000110465921017104/a21-5479_1ex99d4l.htm

(m)

Return of Purchase Payments Death Benefit Rider II (Form No. 20-1125CA); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-017104 filed on February 10, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921017104/a21-5479_1ex99d4m.htm

(n)

Stepped-Up Death Benefit Rider (Form No. ICC21 20-1126 ); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-017104 filed on February 10, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921017104/a21-5479_1ex99d4n.htm

(o)

Stepped-Up Death Benefit Rider II (Form No. 20-1126CA); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-017104 filed on February 10, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921017104/a21-5479_1ex99d4o.htm

(p)

Guaranteed Withdrawal Benefit XXVI Rider-Single Life (Enhanced Income Select 2) (Form No. ICC 20-1026) ); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-128327 filed on October 21, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921128327/a21-30467_1ex99d4p.htm

(q)

Guaranteed Withdrawal Benefit XXVI Rider-Joint Life (Enhanced Income Select 2) (Form No. ICC 20-1027); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-128327 filed on October 21, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921128327/a21-30467_1ex99d4q.htm

(r)

Earnings Enhancement Death Benefit Rider (Owner) (Form No. ICC 22:20-1297); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-23-091926 filed on August 15, 2023, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465923091926/tm2323354d1_ex99-x4xr.htm

(s)

Earnings Enhancement Death Benefit Rider (Annuitant) (Form No. ICC 20-1298); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-23-091926 filed on August 15, 2023, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465923091926/tm2323354d1_ex99-x4xs.htm

(5)	Applications

(a)

Variable Annuity Application (Form No. ICC20:25-1025-1); included in Registration Statement on Form N-4, File No. 333-250190, Accession No. 0001104659-21-062962 filed on May 7, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465921062962/a21-4017_1ex99d5a.htm

(6)	Depositor’s Certificate of Incorporation and By-Laws

(a)

Pacific Life’s Articles of Incorporation; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0001017062-98-000939.txt

(b)

By-laws of Pacific Life; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0001017062-98-000945.txt

(c)

Pacific Life’s Restated Articles of Incorporation; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906000528/a12992exv99w6xcy.htm

(d)

By-laws of Pacific Life As Amended September 1, 2005; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906000528/a12992exv99w6xdy.htm

(7)	Reinsurance Contracts

Reinsurance Agreement with Union Hamilton; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex997.htm

(8)	Participation Agreements

(a)

Pacific Select Fund Participation Agreement; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-01-500083 filed on April 25, 2001, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000101706201500083/dex998a.txt

(b)

Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributions, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company; included in Registrant’s Form N-4, File No. 333-93059, Accession No. 0000892569-05-000253 filed on April 19, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256905000253/a03608a3exv99w8xey.htm

(c)

AllianceBernstein Variable Products Series Fund, Inc. Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xc.htm

(d)

BlackRock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.) Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961 filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xey.htm

(1)

First Amendment to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xdx1.htm

(2)

Second Amendment to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xdx2.htm

(3)

Third Amendment to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xdx3.htm

(4)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-13-399384 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399384/d608897dex998d4.htm

(5)

Fifth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998e5.htm

(6)

Sixth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659‐19‐022570 filed on April 19, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465919022570/a19-5922_1ex99d8dd6.htm

(e)

Franklin Templeton Variable Insurance Products Trust Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xe.htm

(1)

First Amendment to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xex1.htm

(2)

Addendum to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xex2.htm

(3)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-14-148880 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148880/d655359dex998e3.htm

(4)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998f4.htm

(5)

Fourth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998e5.htm

(f)

AllianceBernstein Investments, Inc. Administrative Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xf.htm

(g)

BlackRock Distributors, Inc. (formerly called FAM Distributors, Inc.) Administrative Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xg.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant's Form N-4. File No. 333-236927, Accession No. 0001104659-20-029802 filed March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920029802/a20-11372_1ex99d8e1.htm

(2)

Second Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998g4.htm

(h)

Franklin Templeton Services, LLC Administrative Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xh.htm

(1)

First Amendment to Administrative Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xhx1.htm

(2)

Second Amendment to Administrative Service Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998i4.htm

(5)

Fifth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998h5.htm

(6)

Sixth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-231308 Accession No. 0001104659-19-042834 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042834/a19-13236_1ex99d8n6.htm

(7)

Seventh Amendment to Administrative Services Agreement; Included in the Registrant’s Form N-4; File No. 333-240070 Accession No. 0001104659-20-112014 filed on October 5, 2020 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920112014/a20-32161_1ex99d8f7.htm

(8)

Eighth Amendment to Administrative Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xhx8.htm

(i)

AIM Variable Insurance Funds Participation Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-24-024617, filed February 16, 2024, and incorporated by reference herein. This exhibit can be found at sec.gov/Archives/edgar/data/1074486/000110465924024617/tm246207d1_ex99-x8xi.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xiyx1y.htm

(j)

Invesco Aim Distributors, Inc. Distribution Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xj.htm

(1)

First Amendment to Distribution Services Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8dj1.htm

(k)

Invesco Aim Advisors, Inc. Administrative Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xk.htm

(l)

GE Investments Funds, Inc. Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xl.htm

(1)

Amendment to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xlx1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m3.htm

(m)

GE Investment Distributors, Inc. Fund Marketing and Investor Service Agreement (Amended and Restated); included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xm.htm

(n)

Van Kampen Life Investment Trust Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xn.htm

(o)

Van Kampen Funds, Inc. Shareholder Service Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xo.htm

(p)

Van Kampen Asset Management Administrative Services Letter Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xp.htm

(q)

GE Investments Funds, Inc. Investor Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xq.htm

(1)

First Amendment to Investor Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xryx1y.htm

(2)

Second Amendment to Investor Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998r2.htm

(r)

PIMCO Variable Insurance Trust Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xr.htm

(1)

First Amendment to Participation Agreement (Novation and Amendment); included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xrx1.htm

(2)

Second Amendment to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xrx2.htm

(s)

Allianz Global Investors Distributors LLC Selling Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xs.htm

(1)

First Amendment to Selling Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8ds1.htm

(t)

PIMCO LLC Services Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xt.htm

(1)

First Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998t1.htm

(2)

Second Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-14-148880 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148880/d655359dex998t2.htm

(3)

Third Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-18-025542 filed on April 20, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918025542/a18-8020_1ex99d8dt3.htm

(u)

MFS Variable Insurance Trust Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xu.htm

(1)

First Amendment to Participation Agreement; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xux1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-11-036762 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311036762/a57716bexv99w8xvyx2y.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998u3.htm

(v)	(1)

MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xwy.htm

(2)

MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998v2.htm

(3)

MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8dv3.htm

(w)

Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Funds V).; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xw.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xwyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xwyx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-231308, Accession No. 0001104659-19-042834 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042834/a19-13236_1ex99d8o3.htm

(4)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-185326, Accession No. 0001104659-20-048068 filed on April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920048068/a20-9594_1ex99d8w4.htm

(5)

Fifth Amendment to Participation Agreement; Included in the Registrant’s Form N-4; File No. 333-240070 Accession No. 0001104659-20-112014 filed on October 5, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920112014/a20-32161_1ex99d8n5.htm

(x)

Service Contract with Fidelity Distributors Corporation; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xx.htm

(1)

Amendment to Service Contract; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xxyx1y.htm

(y)

Participation Agreement with First Trust Variable Insurance Trust; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-14-148880 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148880/d655359dex998y1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-346562 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346562/d86009dex998y2.htm

(z)

Administrative Services Agreement with First Trust Variable Insurance Trust; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xz.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-14-148880 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148880/d655359dex998z1.htm

(2)

Second Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998dd2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-346562 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346562/d86009dex998z3.htm

(aa)

Support Agreement with First Trust Advisors L.P.; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xaa.htm

(1)

First Amendment to Support Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-14-148880 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148880/d655359dex998aa1.htm

(2)

Second Amendment to Support Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-346562 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346562/d86009dex998aa2.htm

(bb)

American Century Investment Services, Inc. Participation Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxjjy.htm

(cc)

American Century Investment Services, Inc. Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxkky.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998cc1.htm

(dd)

Participation Agreement with Janus Aspen Series; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998dd1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998dd2.htm

(ee)

Distribution and Shareholder Service Agreement with Janus Distributors LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxly.htm

(1)

First Amendment to Distribution and Shareholder Service Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8dee1.htm

(ff)

Administrative Services Agreement with Janus Capital Management LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxmy.htm

(gg)

Lord Abbett Series Fund, Inc. Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xxy.htm

(hh)

Lord Abbett Series Fund, Inc. Service Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xyy.htm

(ii)

Lord Abbett Series Fund, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xzy.htm

(jj)

Lord Abbett Series Fund, Inc. Support Payment Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998jj.htm

(1)

First Amendment to Support Payment Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998jj1.htm

(kk)

Participation Agreement with Van Eck Worldwide Insurance Trust; Included in Registrant’s Form N-6, File No. 033-21754, Accession No. 0000892569-05-000254 filed on April 19, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxqy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998kk1.htm

(ll)

Service Agreement with Van Eck Securities Corporation; included in registrant’s Form N-4, File No. 333-250190, Accession No. 0001104659-23-113342 filed on November 1, 2023, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465923113342/tm2329166d2_ex99-x8xll.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998ll1.htm

(mm)

Fund Participation and Service Agreement with American Funds; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-13-399384 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399384/d608897dex998mm.htm

(1)

First Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-14-148880 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148880/d655359dex998mm1.htm

(2)

Second Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998mm2.htm

(3)

Third Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-346562 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346562/d86009dex998mm3.htm

(4)

Fourth Amendment to Fund Participation and Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8kk4.htm

(5)

Fifth Amendment to Fund Participation and Service Agreement; ; Included in the Registrant’s Form N-4; File No. 333-240070 Accession No. 0001104659-20-112014 filed on October 5, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920112014/a20-32161_1ex99d8t5.htm

(nn)

Business Agreement with American Funds; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-13-399384 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399384/d608897dex998nn.htm

(oo)

Participation Agreement with Ivy Funds Variable Insurance Portfolios; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-14-148880 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148880/d655359dex998oo.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8doo1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8doo2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-18-075033 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918075033/a18-41614_1ex99doo3.htm

(4)

Fourth Amendment to the Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-21-054355 filed on April 23, 2021, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465921054355/a21-3291_1ex99d8doo4.htm

(pp)

Distribution Fee Agreement with JPMorgan Insurance Trust; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998pp.htm

(qq)

Fund Participation Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998qq.htm

(1)

First Amendment to Fund Participation Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998qq1.htm

(rr)

Supplemental Payment Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998rr.htm

(1)

First Amendment to the Supplemental Payment Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998rr1.htm

(2)

Second Amendment to the Supplemental Payment Agreement; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998rr2.htm

(3)

Third Amendment to Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-346562 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346562/d86009dex998rr3.htm

(ss)

Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, Inc.; included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-134853 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134853/d833345dex998ss.htm

(tt)

Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998qq.htm

(uu)

Participation Agreement with Legg Mason Partners III; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8duu3.htm

(4)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8i4.htm

(5)

Fifth Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-185326, Accession No. 0001104659-20-048068 filed on April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920048068/a20-9594_1ex99d8uu5.htm

(vv)

Service Agreement with Legg Mason Investor Services, LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxqy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q1.htm

(2)

Second Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q2.htm

(3)

Third Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998q3.htm

(4)

Fourth Amendment to Service Agreement; Included in Registrant’s Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8j4.htm

(5)

Fifth Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-185326, Accession No. 0001104659-20-048068 filed on April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920048068/a20-9594_1ex99d8vv5.htm

(6)

Sixth Amendment to Service Agreement ; Included in the Registrant’s Form N-4; File No. 333-240070 Accession No. 0001104659-20-112014 filed on October 5, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920112014/a20-32161_1ex99d8y6.htm

(ww)

Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xrry.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998rr1.htm

(xx)

Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xssy.htm

(yy)

Distribution and Administrative Services Agreement (Amended and Restated) with Neuberger Berman; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998aaa.htm

(zz)

Revenue Sharing Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998vv.htm

(aaa)

Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998uu.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998tt1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-346562 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346562/d86009dex998aaa2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8daaa3.htm

(bbb)

Revenue Sharing Agreement with Oppenheimer (Amended and Restated); Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001193125-15-346562 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346562/d86009dex998bbb.htm

(ccc)

Distribution Sub-Agreement with BlackRock Variable Series Fund, Inc.; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8dccc.htm

(ddd)

Administrative Services Agreement with Invesco Advisors, Inc.; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8dddd.htm

(eee)

Financial Support Agreement with Invesco Distributors, Inc.; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8deee.htm

(fff)

Distribution and/or Service (12b-1) Fee Agreement with Legg Mason Investor Services, LLC; Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-17-024829 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024829/a17-7673_1ex99d8dfff.htm

(ggg)

Selling Agreement with PIMCO Variable Insurance Trust (Admin Shares); Included in Registrant’s Form N-4, File No. 333-185326, Accession No. 0001104659-18-075033 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918075033/a18-41614_1ex99dggg.htm

(hhh)

Service Agreement with PIMCO Variable Insurance Trust (Admin Shares); Included in Registrant’s Form N-4, File No. 333-236927, Accession No. 0001104659-20-095320 filed on August 14, 2020, and incorporated by reference herein. This exhibit can be found at https://www.sec.gov/Archives/edgar/data/935823/000110465920095320/a20-26310_1ex99d13.htm

(9)	Administrative Contracts

Inapplicable

(10)	Other Material Contracts

Inapplicable

(11)	Legal Opinion

Opinion and Consent of legal officer of Pacific Life Insurance Company as to the legality of Contracts being registered; included in Registration Statement on Form N-4, File No.333-250190, Accession No. 0001104659-20-127142 filed on November 19, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920127142/a20-36183_1ex99d9.htm

(12)	Other Opinions

Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

(13)	Omitted Financial Statements

Inapplicable

(14)	Initial Capital Agreements

Inapplicable

(15)	Powers of Attorney;

(16)	Form of Initial Summary Prospectus

Initial Summary Prospectus

EX-101.SCH XBRL TAXONOMY EXTENSION SCHEMA

EX-101.DEF XBRL TAXONOMY EXTENSION DEFINITION LINKBASE

EX-101.LAB XBRL TAXONOMY EXTENSION LABEL LINKBASE

EX-101.PRE XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE

Item 28. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
Darryl D. Button	Director, Chairman, President and Chief Executive Officer
Vibhu R. Sharma	Director, Executive Vice President and Chief Financial Officer

Jason Orlandi	Director, Executive Vice President, General Counsel and Assistant Secretary
Dawn M. Behnke	Executive Vice President
Carol J. Krosky	Senior Vice President and Chief Accounting Officer

Starla Yamauchi	Vice President and Secretary

Craig W. Leslie	Senior Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
APC Asset Development I LP	Delaware	99.92
APC Asset Development II LP	Delaware	99.94
Pacific Life & Annuity Company	Arizona	100
Pacific Life Purchasing LLC	Delaware	100
Pacific Select Distributors, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Gallery Limited Member, LLC	Delaware	100
Gallery Place MRP-GFI Venture, LLC	Delaware	10
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	100
PL TOR Member LLC	Delaware	100
2803 Riverside Apartment Investors, LLC	Delaware	90
PL Denver Member, LLC	Delaware	100
1776 Curtis, LLC	Delaware	70
PL Timberlake Member, LLC	Delaware	100
80 South Gibson Road Apartment Investors, LLC	Delaware	90
PL Van Buren Member, LLC	Delaware	100
1035 Van Buren Holdings, L.L.C.	Delaware	43
PL Lakemont Member, LLC	Delaware	100
Overlook at Lakemont Venture LLC	Delaware	88
700 Main Street LLC	Delaware	100
PL One Jefferson Member, LLC	Delaware	100
One Jefferson Venture LLC	Delaware	90
PL Mortgage Fund, LLC	Delaware	100
PL Andate Member, LLC	Delaware	100
Andante Venture LLC	Delaware	90
PL Beardslee Member, LLC	Delaware	100
Village at Beardslee Investor, LLC	Delaware	90
PL Monterone Member, LLC	Delaware	100
Monterone Apartment Investor, LLC	Delaware	90
PL Reno Member, LLC	Delaware	100
NPLC BV Manager LLC	Delaware	82.353
PL Wabash Member, LLC	Delaware	100
THC 1333 S. Wabash LLC	Delaware	90
PL Wardman Member, LLC	Delaware	100
Wardman Hotel Owner, L.L.C.	Delaware	100
PL Peoria Member, LLC	Delaware	100
205 Peoria Street Owner, LLC	Delaware	100
PL Stonebriar Member, LLC	Delaware	100
Stonebriar Apartment Investor, LLC	Delaware	90
PL Deer Run Member, LLC	Delaware	100

Deer Run JV LLC	Delaware	60
Deer Run Spokane LLC	Washington	99.99
PL Tessera Member, LLC	Delaware	100
Tessera Venture LLC	Delaware	90
Tessera Owner LLC	Delaware	100
PL Vantage Member, LLC	Delaware	100
Vantage Post Oak Apartments, LLC	Delaware	90
PL Fairfax Gateway Member, LLC	Delaware	100
Fairfield Fairfax Gateway LLC	Delaware	90
PL Four Westlake Owner, LLC	Delaware	100
PL 922 Washington Owner, LLC	Delaware	100
PL Hana Place Member, LLC	Delaware	100
Hana Place JV LLC	Delaware	60
PL LasCo Owner, LLC	Delaware	100
PL Wilshire Member, LLC	Delaware	100
Wilshire Apartment Investors, LLC	Delaware	90
1111 Wilshire Apartment Investors, LLC	Delaware	100
PL Cedarwest Member, LLC	Delaware	100
Cedarwest JV LLC	Delaware	60
PL Tupelo Member, LLC	Delaware	100
Tupelo Alley Apartment Investors, LLC	Delaware	90
Tupelo Alley Owner, LLC	Delaware	100
PL Aster Member, LLC	Delaware	100
Alston Manor Investors JV LLC	Delaware	90
PL Anthology Member, LLC	Delaware	100
Anthology Venture LLC	Delaware	100
Anthology Owner LLC	Delaware	100
Anthology CEA Owner LLC	Delaware	100
PL Trelago Member, LLC	Delaware	100
Trelago Way Investors JV LLC	Delaware	100
PL 803 Division Street Member, LLC	Delaware	100
Nashville Gulch Venture LLC	Delaware	100
Nashville Gulch Owner LLC	Delaware	100
PL Little Italy Member, LLC	Delaware	100
Little Italy Apartments LLC	Delaware	69.1848
PL Gramax Member, LLC	Delaware	100
ASI Gramax LLC	Delaware	90
PL Walnut Creek Member, LLC	Delaware	100
Del Hombre Walnut Creek Holdings LLC	Delaware	75
PL Dairies Owner, LLC	Delaware	100
PL SFR HD Member, LLC	Delaware	100
SFR JV-HD LP	Delaware	33.333
SFR JV-HD TL Equity A LLC	Delaware	100
SFR JV-HD TL Borrower A LLC	Delaware	100
SFR JV-HD TL Equity B LLC	Delaware	100
SFR JV-HD TL Borrower B LLC	Delaware	100
SFR JV-HD Equity LCC	Delaware	100
SFR JV-HD Property LLC	Delaware	100
PL Adley Member, LLC	Delaware	100
Redwood PL Adley LLC	Delaware	90
DD 6075 Roswell LLC	Georgia	100
PL GAAV Member, LLC	Delaware	100
Greystar Active Adult Venture I, LP	Delaware	45
GS AA Draper HoldCo, LLC	Delaware	100
GS AA Draper Owner, LLC	Delaware	100
GS AA Village5 HoldCo, LLC	Delaware	100
GS AA Village5 Owner, LLC	Delaware	100
GS AA Avenu Natick HoldCo, LLC	Delaware	100
GS AA Avenu Natick Owner, LLC	Delaware	100
GS AA Riverwalk HoldCo, LLC	Delaware	100
GS AA Riverwalk Owner, LLC	Delaware	100

GS AA Stapleton HoldCo, LLC	Delaware	100
GS AA Stapleton Owner, LLC	Delaware	100
GS AA San Marcos HoldCo, LLC	Delaware	100
GS AA San Marcos Owner, LLC	Delaware	100
GS AA Vistas HoldCo LLC	Delaware	100
GS AA Vistas Owner LLC	Delaware	100
GS AA Kierland HoldCo LLC	Delaware	100
GS AA Kierland Owner LLC	Delaware	100
GS AA Naperville HoldCo, LLC	Delaware	100
GS AA Naperville Owner, LLC	Delaware	100
PL Fountain Springs Member, LLC	Delaware	100
Fountain Springs JV LLC	Delaware	80
Fountain Springs LLC	Colorado	100
PL SFR MLS Member, LLC	Delaware	100
SFR JV-2 LP	Delaware	16.129
SFR JV-2 2022-1 Equity Owner LLC	Delaware	100
SFR JV-2 2022-1 Borrower LLC	Delaware	100
SFR JV-2 2022-1 Depositor LLC	Delaware	100
SFR JV-2 2022-2 Equity Owner LLC	Delaware	100
SFR JV-2 2022-2 Borrower LLC	Delaware	100
SFR JV-2 2022-2 Depositor LLC	Delaware	100
SFR JV-2 DDTL Equity LLC	Delaware	100
SFR JV-2 DDTL Borrower LLC	Delaware	100
SFR JV-2 NTL Equity LLC	Delaware	100
SFR JV-2 NTL Borrower LLC	Delaware	100
SFR JV-2 2023-1 Equity Owner LLC	Delaware	100
SFR JV-2 2023-1 Borrower LLC	Delaware	100
SFR JV-2 2023-1 Depositor LLC	Delaware	100
SFR JV-2 Equity LLC	Delaware	100
SFR JV-2 Property LLC	Delaware	100
PL Hawkins Press Member, LLC	Delaware	100
Hawkins Press Investors JV, LLC	Delaware	85
PL Wilder Member, LLC	Delaware	100
Redwood PL Wilder, LLC	Delaware	90
RPL Wilder, LLC	Delaware	100
PL Allston Yard Member, LLC	Delaware	100
Allston Yards Apartments, LLC	Delaware	80
PL Arkins Member, LLC	Delaware	100
2950 Arkins Owner, LLC	Delaware	90
2950 Arkins Commercial, LLC	Delaware	100
2950 Arkins Residential, LLC	Delaware	100
PL Bromwell Member, LLC	Delaware	100
Bromwell Investors LLC	Delaware	90
Bromwell Owner LLC	Delaware	100
PL Loso Member, LLC	Delaware	100
South & Hollis Investors JV LLC	Delaware	85
KA Loso Investors LLC	Delaware	73.743
KA LOSO Holdings LLC	Delaware	100
PL Tranquility Lake Member, LLC	Delaware	100
Tranquility Lake Apartment Partners, LLC	Delaware	90
Tranquility Lake Apartments, LLC	Delaware	100
PL Milieu Guarantor, LLC	Delaware	100
PL Park Row Member, LLC	Delaware	100
Park Row Apartment Partners, LLC	Delaware	90
Park Row Apartments, LLC	Delaware	100
PL Towerview Member, LLC	Delaware	100
Preston Ridge Holdings JV LLC	Delaware	85
PL DTC Member, LLC	Delaware	100
Legacy/PL DTC JV LLC	Delaware	90
Legacy DTC Owner LLC	Delaware	100
PL Monte Vista Member, LLC	Delaware	100

Monte Vista JV LLC	Delaware	79.984
Monte Vista Preservation LP	California	99.98
PL 315 Elden Member, LLC	Delaware	100
315 Elden Multifamily JV Investors LLC	Delaware	90
315 Elden Street Multifamily Partners LLC	Delaware	80
315 Elden Street Owner LLC	Delaware	100
PL 400k Member, LLC	Delaware	100
400 K Street, LLC	Delaware	49.9
PL 440k Member, LLC	Delaware	100
440 K Street, LLC	Delaware	49.9
PL Fusion Member, LLC	Delaware	100
Fusion MF Venture LLC	Delaware	90
PL Heather Estates Member, LLC	Delaware	100
Heather Estates JV LLC	Delaware	80
PL Canyon Park Member, LLC	Delaware	100
Canyon Park JV LLC	Delaware	80
PL Alta Vista Newcastle MF Member, LLC	Delaware	100
Alta Vista Newcastle Multifamily JV Investor LLC	Delaware	90
Alta Vista Newcastle Multifamily Partners LLC	Delaware	90
Lost Spurs Owner LLC	Delaware	100
Village at Bellaire Owner LLC	Delaware	100
PL Del Sol Member, LLC	Delaware	100
Bradbury/Felix Investors, LLC	Delaware	95
PL Evo Union Member, LLC	Delaware	100
Evo Union Park Venture, LLC	Delaware	87.5
Evo Union Park Property Owner, LLC	Delaware	100
PL Radian Member, LLC	Delaware	100
Radian Partners Group LLC	Delaware	66.5
Radian Partners Property Owner LLC	Delaware	100
PL Reed Row Member, LLC	Delaware	100
KJ Florida Avenue JV LLC	Delaware	85
KJ Florida Avenue Property LLC	Delaware	100
PL Brightleaf Member, LLC	Delaware	100
Brightleaf Venture LLC	Delaware	90
Brightleaf Owner LLC	Delaware	100
PL Highgate Member, LLC	Delaware	100
Amherst Investors JV LLC	Delaware	95
KPL Amherst Owner LLC	Delaware	100
PL Town Center Member, LLC	Delaware	100
Town Center MF Venture LLC	Delaware	90
PL East County Road Owner, LLC	Delaware	100
WW 1300 Keller Parkway LLC	Delaware	100
PL Pretium Trust Owner, LLC	Delaware	100
PL 283 Commerce Member, LLC	Delaware	100
283 Commerce Hub Venture, LLC	Delaware	90
PL Sky Member, LLC	Delaware	100
Sky JV LLC	Delaware	75
Sky Owner LLC	Delaware	100
PL Dean Member, LLC	Delaware	100
Dean Investor, LLC	Delaware	100
PREG San Antonio Apartments, LP	California	22.75
San Antonio Apartments, LLC	California	100
PL Hadley Member, LLC	Delaware	100
Hadley Investor, LLC	Delaware	100
525 East Evelyn, LP	California	19
Hadley Apartments, LLC	California	100
PL Metropolitan Member, LLC	Delaware	100
Metropolitan Investor, LL	Delaware	100
San Mateo West, a California Limited Partnership	California	39
PL Moreland Member, LLC	Delaware	100
Moreland Investor, LLC	Delaware	100

Fourth Avenue, LLC	California	36
SNB HoldCo, LLC	Delaware	100
SNB 116 Owner, LLC	Delaware	100
SNB 120 Owner, LLC	Delaware	100
SNB 124/125 Owner, LLC	Delaware	100
SNB 540 Hotel Owner, LLC	Delaware	100
PL Bala Cynwyd Member, LLC	Delaware	100
Bala Cynwyd Holdings LLC	Delaware	90
PL Trimble Member, LLC	Delaware	100
Trimble Building A Holdings LLC	Delaware	95
PL Highridge Member, LLC	Delaware	100
Peacock Ridge Apartments Partners LLC	Delaware	90
Peacock Ridge Apartments LLC	Delaware	100
PL Troy Tower Owner, LLC	Delaware	100
PL CorAm LLC	Delaware	100
PL Ascend Member, LLC	Delaware	100
PL Marina Shores Member, LLC	Delaware	100
PL Aptakisic Member, LLC	Delaware	100
Aptakisic Road Venture, LLC	Delaware	95
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Global Asset Management LLC (Formerly known as Pacific Asset Advisors LLC)	Delaware	100
Pacific Global Advisors LLC	Delaware	100
Pacific Private Fund Advisors LLC	Delaware	100
Pacific Co-Invest Credit I GP LLC #	Delaware	100
Pacific Co-Invest Credit II GP LLC #	Delaware	100
Pacific Co-Invest Opportunities I GP LLC #	Delaware	100
Pacific Co-Invest Opportunities II GP LLC #	Delaware	100
Pacific Private Credit II GP LLC #	Delaware	100
Pacific Private Credit III GP LLC #	Delaware	100
Pacific Private Credit IV GP LLC #	Delaware	100
Pacific Private Credit V GP LLC #	Delaware	100
Pacific Private Credit Opportunities II GP LLC #	Delaware	100
Pacific Private Equity I GP LLC #	Delaware	100
Pacific Private Equity Opportunities II GP LLC #	Delaware	100
Pacific Private Equity Opportunities III GP LLC #	Delaware	100
Pacific Private Equity Opportunities V GP LLC #	Delaware	100
Pacific Private Feeder III GP, LLC #	Delaware	100
Pacific Private Feeder IV GP, LLC #	Delaware	100
Pacific Private Equity Opportunities IV GP LLC #	Delaware	100
PPFA Credit Opportunities I GP LLC #	Delaware	100
CAA-PPFA Equity Opportunities I GP LLC #	Delaware	100
CAA-PPFA Opportunities II GP LLC #	Delaware	100
Pacific Private Equity Opportunities Fund II-B, LLC #	Delaware	0.01
Pacific Private Equity II GP LLC #	Delaware	100
Pacific Private Equity II-A GP LLC #	Delaware	100
Pacific Private Equity Opportunities VI GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Life Trade Receivable GP LLC # (Formerly known as PAM Trade Receivable GP LLC)	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Baleine Reinsurance Company	Vermont	100
Pacific Private Equity Incentive Allocation LLC	Delaware	100
Pacific Life & Annuity Services, Inc.	Missouri	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Global Limited (Formerly known as Pacific Life Reinsurance (Barbados) Ltd.)	Bermuda	100
Pacific Life Re International Limited	Bermuda	100
Pacific Life Re (Australia) Pty Limited	Australia	100
Pacific Life Re Holdings Limited	England	100
Pacific Life Re Limited	England	100

Pacific Life Holdings Bermuda Limited	Bermuda	100
Pacific Life Re (Shanghai) Information Consulting Services Co., Ltd.	China	100
Pacific Life Services Bermuda Limited	Bermuda	100
Pacific Life Re Services Singapore Pte. Limited	Singapore	100
Pacific Life Re Services Limited	England	100
UnderwriteMe Limited	England	100
UnderwriteMe Technology Solutions Limited	England	100
UnderwriteMe North America Corp.	Delaware	100
UnderwriteMe Australia Pty Limited	Australia	100
Pacific Life Services Canada Limited	Canada	100

__________________________________

# = Abbreviated structure

Item 30. Indemnification

(a) The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, LLC (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, LLC (PSD) and Various Broker-Dealers and

Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of

Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or persons controlling Pacific Life pursuant to the foregoing provisions, Pacific Life has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)

PSD also acts as principal underwriter for Pacific Life Insurance Company, on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I.

(b)

For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference. This exhibit can be found at http://brokercheck.finra.org/firm/summary/4452

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Inapplicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

Additional Representations

Pacific Life Insurance Company and the Registrant are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 25th day of April, 2025.

SEPARATE ACCOUNT A
(Registrant)

PACIFIC LIFE INSURANCE COMPANY

By:
Darryl D. Button*
Director, Chairman, President, and Chief Executive Officer

PACIFIC LIFE INSURANCE COMPANY
(Depositor)

By:
Darryl D. Button *
Director, Chairman, President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		Director, Chairman, President, and Chief Executive Officer	April 25, 2025

Darryl D. Button*

		Director, Executive Vice President and Chief Financial Officer	April 25, 2025

Vibhu R. Sharma*

		Director, Executive Vice President, General Counsel and Assistant Secretary	April 25, 2025

Jason Orlandi*

		Vice President and Secretary	April 25, 2025

Starla C. Yamauchi*

		Senior Vice President and Chief Accounting Officer	April 25, 2025

Carol J. Krosky*

		Executive Vice President	April 25, 2025

Dawn M. Behnke*

		Senior Vice President and Treasurer	April 25, 2025

Craig W. Leslie*

*By:	/s/ ALISON RYAN		April 25, 2025

Alison Ryan
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 15).